EXHIBIT 4.2

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              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                   (Depositor)



                                       and





                             COLUMN FINANCIAL, INC.
                                    (Seller)







                   -------------------------------------------

                        MORTGAGE LOAN PURCHASE AGREEMENT

                          Dated as of December 1, 2002

                   -------------------------------------------



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                                TABLE OF CONTENTS



Section 1.      Transactions on or Prior to the Closing Date...................
Section 2.      Closing Date Actions...........................................
Section 3.      Conveyance of Mortgage Loans...................................
Section 4.      Depositor's Conditions to Closing..............................
Section 5.      Seller's Conditions to Closing.................................
Section 6.      Representations and Warranties of Seller.......................
Section 7.      Obligations of Seller..........................................
Section 8.      Crossed Mortgage Loans ........................................
Section 9.      [Reserved] ....................................................
Section 10.     Representations and Warranties of Depositor ...................
Section 11.     Survival of Certain Representations, Warranties and Covenants..
Section 12.     Accountant's Letters ..........................................
Section 13.     Expenses; Recording Costs .....................................
Section 14.     Notices .......................................................
Section 15.     Examination of Mortgage Files .................................
Section 16.     Successors ....................................................
Section 17.     Governing Law .................................................
Section 18.     Severability ..................................................
Section 19.     Further Assurances ............................................
Section 20.     Counterparts ..................................................
Section 21.     Treatment as Security Agreement ...............................
Section 22.     Recordation of Agreement ......................................


Schedule I      Schedule of Transaction Terms
Schedule II     Mortgage Loan Schedule
Schedule III    Mortgage Loans Constituting Mortgage Groups
Schedule IV     Mortgage Loans with Lost Mortgage Notes
Schedule V      Exceptions to Seller's Representations and Warranties
Schedule VI     Dates of Shipment of Due Diligence Materials to GMACCM

Exhibit A       Representations and Warranties with Respect to the Mortgage
                Loans
Exhibit B       Form of Lost Mortgage Note Affidavit
Exhibit C       Form of Assignment of Mortgage(s) and Assignment of Assignment
                of Lessor's Interests in Leases, Rents and Profits

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of December 1, 2002, is made by and between COLUMN FINANCIAL, INC., a Delaware corporation ("Seller"), and CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation (the "Depositor").

                                    RECITALS

            I. Capitalized terms used herein without definition have the meanings ascribed to them in the Schedule of Transaction Terms attached hereto as Schedule I, which is incorporated herein by this reference, or, if not defined therein, in the Pooling and Servicing Agreement.

            II. On the Closing Date, and on the terms set forth herein, Seller has agreed to sell to Depositor and Depositor has agreed to purchase from Seller the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Schedule II. Depositor intends to deposit the Mortgage Loans and other assets into the Trust Fund created pursuant to the Pooling and Servicing Agreement and to cause the issuance of the Certificates.

                                    AGREEMENT

            NOW, THEREFORE, on the terms and conditions set forth below and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Depositor and Seller agree as follows:

            Section 1. Transactions on or Prior to the Closing Date. On or prior to the Closing Date, Seller shall have delivered the Mortgage Files with respect to each of the Mortgage Loans listed in the Mortgage Loan Schedule to Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee"), against receipt by Seller of a written receipt, pursuant to an arrangement between Seller and the Trustee; provided, however, that item (p) in the definition of Mortgage File (Section 3 below) shall be delivered to the Servicer with a copy delivered to the Trustee for inclusion in the Mortgage File; provided further, that the Seller shall pay (or cause the related Borrower to pay) any costs of the assignment or amendment of each letter of credit described under such item (p) required in order for the Trustee to draw on such letter of credit pursuant to the terms of the Pooling and Servicing Agreement and shall deliver the related assignment or amendment documents within thirty (30) days after the Closing Date. In addition, prior to such assignment or amendment of a letter of credit, the Seller will provide any additional information or assistance that is required to enable the Servicer to draw upon the related letter of credit pursuant to the terms of the Pooling and Servicing Agreement, including, if necessary, drawing on the letter of credit in its own name pursuant to written instructions to draw from the Servicer and upon receipt, immediately remitting the proceeds of such draw (or causing such proceeds to be remitted) to the Servicer.

            Section 2. Closing Date Actions. The sale of the Mortgage Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the Mortgage Loans into the Trust Fund, the issuance of the Certificates and the sale of (a) the Offered Certificates by Depositor to the Underwriters pursuant to the Underwriting Agreement and (b) the Private Certificates by Depositor to the Initial Purchaser pursuant to the Certificate Purchase Agreement. The closing (the "Closing") shall take place at the offices of Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038, or such other location as agreed upon between the parties hereto. On the Closing Date, the following actions shall take place in sequential order on the terms set forth herein:

                  (i) Seller shall sell to Depositor, and Depositor shall purchase from Seller, the Mortgage Loans pursuant to this Agreement for the Mortgage Loan Purchase Price payable in accordance with instructions previously provided to Depositor by Seller. The Mortgage Loan Purchase Price (as defined herein) shall be paid by Depositor to Seller or at its direction by wire transfer in immediately available funds to an account designated by Seller on or prior to the Closing Date. The "Mortgage Loan Purchase Price" paid by Depositor shall be equal to $966,716,886.

                  (ii) Pursuant to the terms of the Pooling and Servicing Agreement, Depositor shall sell all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Holders of the Certificates.

                  (iii) Depositor shall sell to the Underwriters, and the Underwriters shall purchase from Depositor, the Offered Certificates pursuant to the Underwriting Agreement, and Depositor shall sell to the Initial Purchaser, and the Initial Purchaser shall purchase from Depositor, the Private Certificates pursuant to the Certificate Purchase Agreement.

                  (iv) The Underwriters will offer the Offered Certificates for sale to the public pursuant to the Prospectus and the Prospectus Supplement and the Initial Purchaser will privately place certain classes of the Certificates pursuant to the Offering Circular.

            Section 3. Conveyance of Mortgage Loans. On the Closing Date, Seller shall sell, convey, assign and transfer, subject to the Servicing Rights Purchase Agreement dated as of December 23, 2002, between the Seller and Midland Loan Services, Inc., without recourse except as provided herein, to Depositor, free and clear of any liens, claims or other encumbrances, all of Seller's right, title and interest in, to and under each of the Mortgage Loans identified on the Mortgage Loan Schedule and all property of Seller described in Section 21(b) of this Agreement, including, without limitation, (i) all scheduled payments of interest and principal due on or with respect to the Mortgage Loans after the Cut-off Date and (ii) all other payments of interest, principal or prepayment premiums received on or with respect to the Mortgage Loans after the Cut-off Date, other than any such payments of interest, principal or prepayment premiums that were due on or prior to the Cut-off Date. On or prior to the Closing Date, each Mortgage File shall be delivered by Seller to the Trustee. Each Mortgage File shall contain the following documents:

                  (a) the original Note, or with respect to those Mortgage Loans listed in Schedule IV hereto, a "lost note affidavit" substantially in the form of Exhibit B hereto and a true and complete copy of the Note, bearing, or accompanied by, all prior and intervening endorsements or assignments showing a complete chain of endorsement or assignment from the applicable Originator either in blank or to the Seller, and further endorsed (at the direction of the Depositor given pursuant to this Agreement) by the Seller, on its face or by allonge attached thereto, without recourse, to the order of the Trustee in the following form:
         "Pay to the order of Wells Fargo Bank Minnesota, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CP5, without recourse, representation or warranty, express or implied";

                  (b) a duplicate original Mortgage or a copy thereof or, if such Mortgage has been returned by the related recording office, (A) an original, (B) a copy of a certified copy or (C) a copy thereof from the applicable recording office and originals or copies (or originals or copies of certified copies from the applicable recording office) of any assignments thereof showing a complete chain of assignment from the related Originator to the Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording indicated thereon;

                  (c) an original assignment of Mortgage substantially in the form of Exhibit C hereto (or an alternative form approved by the Depositor), in recordable form, either in blank or from the Seller (or the Originator) to "Wells Fargo Bank Minnesota, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CP5";

                  (d) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and the originals or copies of any assignments thereof showing a complete chain of assignment from the applicable Originator of the Mortgage Loan to the Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording thereon;

                  (e) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), substantially in the form of Exhibit C hereto (or an alternative form approved by the Depositor), in recordable form, either in blank or from the Seller (or the Originator) to "Wells Fargo Bank Minnesota, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CP5";

                  (f) an original or true and complete copy of any related Security Agreement (if such item is a document separate from the Mortgage) and the originals or copies of any assignments thereof showing a complete chain of assignment from the applicable Originator of the Mortgage Loan to Seller;

                  (g) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage), either in blank or from the Seller or the applicable Originator to "Wells Fargo Bank Minnesota, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CP5," which assignment may be included as part of an omnibus assignment covering other documents relating to the Mortgage Loan provided that such omnibus assignment is effective under applicable law;

                  (h) originals or copies of all (A) assumption agreements, (B) modifications, (C) written assurance agreements and (D) substitution agreements, together with any evidence of recording thereon or in the form submitted for recording, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan has been assumed;

                  (i) the original lender's title insurance policy or a copy thereof (together with all endorsements or riders that were issued with or subsequent to the issuance of such policy), or if the policy has not yet been issued, a binding written commitment (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing by the related title insurance company) or interim binder that is marked as binding and countersigned by the title insurance company, insuring the priority of the Mortgage as a first lien on the related Mortgaged Property, relating to such Mortgage Loan;

                  (j) the original or a counterpart of any guaranty of the obligations of the Borrower under the Mortgage Loan;

                  (k) certified or other copies of all UCC Financing Statements and continuation statements which show the filing or recording thereof or copies thereof in the form submitted for filing or recording (along with a certification by the applicable recording or filing office, the applicable title insurance company or the Seller that such UCC Financing Statements and continuation statements were submitted for filing or recording) sufficient to perfect (and maintain the perfection
         of) the security interest held by the Originator of the Mortgage Loan (and each assignee prior to the Trustee) in and to the personalty of the Borrower at the Mortgaged Property, and original UCC assignments in a form suitable for filing or recording, sufficient to transfer such UCC Financing Statements to the Trustee;

                  (l) the original or copy of the power of attorney (with evidence of recording thereon) granted by the Borrower if the Mortgage, Note or other document or instrument referred to above was not signed by the Borrower;

                  (m) with respect to any debt of a Borrower (including a B
         Loan) permitted under the related Mortgage Loan, an original or a copy of a subordination agreement, standstill agreement or other intercreditor agreement relating to such other debt, if any, including any mezzanine loan documents or preferred equity documents, together with, if the Mortgage Loan is an A Loan, a copy of the Note for the related B Loan;

                  (n) if any related Lock-Box Agreement or Cash Collateral Agreement is separate from the Mortgage or Loan Agreement, a copy thereof; with respect to the Cash Collateral Accounts and Lock-Box Accounts, if any, a copy of the UCC-1 financing statements, if any, submitted for filing with respect to the Seller's security interest in the Cash Collateral Accounts and Lock-Box Accounts and all funds contained therein (and UCC financing statement assignments assigning such financing statements to the Trustee on behalf of the Certificateholders);

                  (o) an original or counterpart of any Loan Agreement;

                  (p) the originals and copies of letters of credit, if any, relating to the Mortgage Loan and amendments thereto which entitle the Trust Fund to draw thereon; provided that in connection with the delivery of the Mortgage File to the Trust, such originals shall be delivered to the Servicer and such copies shall be delivered to the Trustee;

                  (q) the original environmental indemnity agreement, if any, related to any Mortgage Loan or a copy thereof;

                  (r) any environmental insurance policies or copies thereof;

                  (s) with respect to any Mortgage Loan, copies of the related franchise agreement, if any, and franchiser comfort letters, if any;

                  (t) the original ground lease, if any, or a copy thereof;

                  (u) a copy of any A/B Intercreditor Agreement (after such agreement is executed) and a copy of the mortgage note evidencing the B Loan, if any, related to the Mortgage Loan; and

                  (v) any additional documents required to be added to the Mortgage File pursuant to this Agreement; and

                  (w) a list related to such Mortgage Loan indicating the related Loan Documents included in the related Mortgage File.

         Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy of any of the documents required to be delivered pursuant to clauses (b), (d), (h), (k) (other than assignments of UCC financing statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) and (l) above with evidence of recording or filing thereon on the Closing Date, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, Seller shall deliver, or cause to be delivered, to the Trustee on or before the Closing Date a photocopy of such non-delivered document or instrument certified by the applicable public recording or filing office, the applicable title insurance company or the Seller to be a true and complete copy of the original thereof submitted for recording or filing, and either the original of such non-delivered document or instrument, or a photocopy thereof certified by the appropriate public recording or filing office to be a true and complete copy of the original thereof submitted for recording or filing, with evidence of recording or filing thereon, shall be delivered to the Trustee (with a copy thereof delivered to the Servicer) within 120 days after the Closing Date, which period may be extended up to two times, in each case for an additional period of 45 days provided that the Seller, as certified in writing to the Trustee prior to each such 45-day extension, is in good faith attempting to obtain from the appropriate county recorder's or filing office such original or certified copy.

         Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, the Seller cannot deliver, or cause to be delivered an original, counterpart or certified copy of any of the documents required to be delivered pursuant to clauses (b), (d), (h), (k) (other than assignments of UCC financing statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) and (l) above with evidence of recording or filing thereon, for any other reason, including, without limitation, that such non-delivered document or instrument has been lost, the delivery requirements of this Agreement shall be deemed to have been satisfied and such non-delivered document or instrument shall be deemed to have been included in the Mortgage File if a photocopy of such non-delivered document or instrument (with evidence of recording or filing thereon and certified by the appropriate public recording or filing office to be a true and complete copy of the original thereof submitted by recording or filing) is delivered to the Trustee (with a copy thereof delivered to the Servicer).

         Notwithstanding the foregoing, in the event that Seller fails to deliver to the Trustee any UCC-3 assignment on or before the Closing Date as required above solely because the related UCC-1 financing statement has not been returned to the Seller by the applicable public recording or filing office, the Seller shall not be in breach of its obligations with respect to such delivery, provided that the Seller, promptly upon receipt of the applicable filing information of the UCC-1 financing statement being so assigned, shall deliver to the Trustee the original UCC-3 assignment with all appropriate filing information set forth thereon.

         Notwithstanding the foregoing, Seller may, at its sole cost and expense, engage a third party contractor to prepare or complete in proper form for filing and recording any and all assignments of Mortgage, assignments of Assignments of Leases and assignments of UCC Financing Statements to the Trustee to be delivered pursuant to clauses (c), (e), (k) and (n) above (collectively, the "Assignments"), to submit the Assignments for filing or recording, as the case may be, in the applicable public filing or recording offices and to deliver the Assignments to the Trustee as the Assignments (or certified copies thereof) are received from the applicable filing or recording offices with evidence of such filing or recording indicated thereon. However, in the event the Seller engages a third party contractor as contemplated in the immediately preceding sentence, the rights, duties and obligations of the Seller pursuant to this Agreement remain binding on the Seller.

         For purposes of this Section 3, and notwithstanding any contrary provision hereof or of the definition of "Mortgage File," if there exists with respect to any group of Crossed Mortgage Loans only one original or certified copy of any document or instrument described in the definition of "Mortgage File" which pertains to all of the Crossed Mortgage Loans in such group of Crossed Mortgage Loans, the inclusion of the original or certified copy of such document or instrument in the Mortgage File for any of such Crossed Mortgage Loans and the inclusion of a copy of such original or certified copy in each of the Mortgage Files for the other Crossed Mortgage Loans in such group of Crossed Mortgage Loans, shall be deemed the inclusion of such original or certified copy, as the case may be, in the Mortgage File for each such Crossed Mortgage Loan.

         All documents and records in the Seller's possession relating to the Mortgage Loans (including reserve and escrow agreements, cash management agreements, lockbox agreements, financial statements, operating statements and any other information provided by the respective Borrower from time to time, but excluding any documents and other writings not enumerated in this parenthetical that have been prepared by the Seller or any of its Affiliates solely for internal communication) that are not required to be a part of a Mortgage File in accordance with the definition thereof, together with copies of all instruments and documents which are required to be part of the related Mortgage File in accordance with the definition thereof, shall be delivered to the Servicer no later than thirty (30) days after the Closing Date (provided that copies of instruments and documents which are required to be part of the Mortgage File may be delivered to the Servicer concurrently with the delivery to the Trustee) and shall be held by the Servicer as provided in the Pooling and Servicing Agreement.

         Within three (3) Business Days after the Closing Date, the Seller shall cause all funds on deposit in escrow accounts maintained with respect to the Mortgage Loans to be transferred to the Servicer (or a Sub-Servicer at the direction of the Servicer) for deposit into Servicing Accounts.

         The Trustee, as assignee or transferee of Depositor, shall be entitled to all scheduled principal payments due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans, minus that portion of any such payment which is allocable to the period on or prior to the Cut-off Date. All scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date, together with the accompanying interest payments, shall belong to Seller.

         Upon the sale of the Mortgage Loans from Seller to Depositor pursuant hereto, the ownership of each Note, the related Mortgage and the contents of the related Mortgage File shall be vested in Depositor and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of Seller as seller of the Mortgage Loans hereunder, exclusive in each case of documents prepared by Seller or any of its Affiliates solely for internal uses, shall immediately vest in Depositor. All Monthly Payments, Principal Prepayments and other amounts received by Seller and not otherwise belonging to Seller pursuant to this Agreement shall be sent by Seller within three (3) Business Days of Seller's receipt thereof to the Servicer via wire transfer for deposit by the Servicer into the Collection Account.

         Section 4. Depositor's Conditions to Closing. The obligations of Depositor under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

                  (a) Each of the obligations of Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of Seller under this Agreement (subject to the exceptions set forth in Schedule V hereto) shall be true and correct in all material respects as of the Closing Date; no event shall have occurred with respect to Seller or any of the Mortgage Loans and related Mortgage Files which, with notice or the passage of time, would constitute a material default under this Agreement; and Depositor shall have received certificates to the foregoing effect signed by authorized officers of Seller.

                  (b) Depositor, or if directed by Depositor, the Trustee or Depositor's attorneys, shall have received in escrow, all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Depositor and Seller, duly executed by all signatories other than Depositor, as required pursuant to the respective terms thereof:

                           (i) the Mortgage Files, subject to the provisions of
                  Sections 1 and 3 of this Agreement, which shall have been delivered to and held by the Trustee on behalf of Seller;

                           (ii) the Mortgage Loan Schedule;

                           (iii) the certificate of Seller, confirming its
                  representations and warranties set forth in Section 6 (subject to the exceptions set forth in Schedule V hereto) as of the Closing Date, with certified copies of the charter, by-laws, and a certificate of good standing dated as of a recent date of Seller;

                           (iv) an opinion or opinions of Seller's counsel,
                  dated the Closing Date, in form acceptable to the Depositor as to various corporate matters and such other matters as shall be reasonably required by the Depositor.

         Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made herein, and on certificates or other documents furnished by officers of Seller.

         In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the General Corporation Law of the State of Delaware and the laws of the State of New York and the United States and shall not be required to express any opinion with respect to the registration or qualification of the Certificates under any applicable state or federal securities laws.

         Such counsel shall state that, although such counsel has not specifically considered the possible applicability to Seller of any other laws, regulations, judgments, orders or decrees, no facts have been disclosed to such counsel that cause such counsel to conclude that any other consent, approval or action is required; and

                           (v) such other certificates of Seller's officers or
                  others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as Depositor or its counsel may reasonably request.

                  (c) The Seller shall have delivered to the Trustee, on or before the Closing Date, five limited powers of attorney in favor of the Trustee, the Servicer and the Special Servicer empowering the Trustee and, in the event of the failure or incapacity of the Trustee, the Servicer and, in the event of the failure or incapacity of the Servicer, the Special Servicer, to record, at the expense of the Seller, any Loan Documents required to be recorded and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files. The Seller shall reasonably cooperate with the Trustee, the Servicer and the Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by such parties. Notwithstanding the foregoing, no such power of attorney shall be used with respect to any Mortgage Loan by or under authorization by any such party except to the extent that the absence of a document described in the second preceding sentence with respect to such Mortgage Loan remains unremedied as of the earlier of (i) the date that is one hundred eighty (180) days following the delivery of notice of such absence to the Seller, but in no event earlier than eighteen (18) months from the Closing Date and (ii) the date (if any) on which such Mortgage Loan becomes a Specially Serviced Mortgage Loan.

         Section 5. Seller's Conditions to Closing. The obligations of Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

                  (a) Each of the obligations of Depositor required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; and all of the representations and warranties of Depositor under this Agreement shall be true and correct in all material respects as of the Closing Date; and no event shall have occurred with respect to Depositor which, with notice or the passage of time, would constitute a material default under this Agreement, and Seller shall have received certificates to that effect signed by authorized officers of Depositor.

                  (b) Seller shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Seller and Depositor, duly executed by all signatories other than Seller, as required pursuant to the respective terms thereof:

                           (A) the certificate of Depositor confirming its
                  representations and warranties set forth in Section 10 as of the Closing Date, with the resolutions of Depositor authorizing the transactions set forth therein, together with copies of the charter, by-laws and certificate of good standing dated as of a recent date of Depositor; and

                           (B) such other certificates of its officers or
                  others, such opinions of Depositor's counsel and such other documents required to evidence fulfillment of the conditions set forth in this Agreement as Seller or its counsel may reasonably request.

         Section 6. Representations and Warranties of Seller.

                  (a) Seller represents and warrants to Depositor as of the date hereof, as follows:

                           (i) Seller is duly organized and is validly existing
                  as a corporation in good standing under the laws of the State of Delaware. Seller has conducted and is conducting its business so as to comply in all material respects with all applicable statutes and regulations of regulatory bodies or agencies having jurisdiction over it, except where the failure so to comply would not have a materially adverse effect on the performance by Seller of this Agreement, and there is no charge, action, suit or proceeding before or by any court, regulatory authority or governmental agency or body pending or, to the knowledge of Seller, threatened, which is reasonably likely to materially and adversely affect the performance by Seller of this Agreement or the consummation of transactions contemplated by this Agreement.

                           (ii) Neither the execution and delivery by Seller of
                  this Agreement, nor the compliance by Seller with the provisions hereof, nor the consummation by Seller of transactions contemplated by this Agreement (I) conflicts with or results in a breach of, or constitutes a default or results in the acceleration of any obligations under, the certificate of incorporation or by-laws of Seller or, after giving effect to the consents or the taking of the actions contemplated by clause (II) of this subparagraph (ii), any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Seller or its properties or any of the provisions of any material indenture or mortgage or any other material contract or instrument to which Seller is a party or by which it or any of its properties is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument (other than pursuant to this Agreement) or (II) requires the consent of or notice to, or any filing with, any person, entity or governmental body, which has not been obtained or made by Seller, except where, in any of the instances contemplated by clause (I) above or this clause (II), the failure to do so would not have a material adverse effect on any transactions relating to the sale of the Mortgage Loans by Seller.

                           (iii) The execution and delivery by Seller of this
                  Agreement, and the consummation of transactions of the Seller contemplated by this Agreement on the terms set forth herein, have been duly authorized by all necessary corporate action on the part of Seller and are within the corporate power of Seller, and this Agreement has been duly executed and delivered by Seller and constitutes a legal, valid and binding instrument, enforceable against Seller in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, receivership, moratorium and other laws of general applicability relating to or affecting the enforcement of creditors' rights generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law) and, as to rights of indemnification, subject to limitations of public policy under applicable securities laws.

                           (iv) No consent, approval, authorization or order of,
                  registration or filing with, or notice to any federal, state or local governmental authority or court that has not been obtained, made or given is required in connection with the execution, delivery and performance of this Agreement by Seller.

                           (v) No litigation is pending or threatened against
                  the Seller which would materially and adversely affect the validity of the Mortgage Loans, or the ability of the Seller to carry out any transactions relating to the sale of the Mortgage Loans by Seller.

                           (vi) Except as set forth on Schedule V hereto, the
                  representations and warranties with respect to the Mortgage Loans contained in Exhibit A hereto are true and correct in all material respects as of the date hereof.

         Section 7. Obligations of Seller. Each of the representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall survive the sale of the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the mortgage notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement. The representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall not be impaired by any review or examination of the Mortgage Files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of Depositor to review or examine such documents and shall inure to the benefit of the initial transferee of the Mortgage Loans from Depositor including, without limitation, the Trustee for the benefit of the Holders of the Certificates but shall not inure to the benefit of any subsequent transferee thereafter.

         If any Certificateholder, the Servicer, the Special Servicer or the Trustee discovers or receives notice of a breach of any of the representations or warranties made by the Seller with respect to the Mortgage Loans (subject to the exceptions to such representations and warranties set forth in Schedule V hereto), as of the date hereof in Section 6(a)(vi) or as of the Closing Date pursuant to Section 4(b)(iii) (any such breach, a "Breach") or discovers or receives notice that (a) any document required to be included in the Mortgage File related to any Mortgage Loan is not in the Trustee's possession within the time period required herein or (b) such document has not been properly executed or is otherwise defective on its face (any of clause (a) or clause (b), a "Defect" (including the "Defects" specifically identified below) in the related Mortgage File), such party shall give notice to the Servicer, the Special Servicer, the Trustee and the Rating Agencies. If the Servicer or the Special Servicer (with respect to a Specially Serviced Mortgage Loan) determines that such Breach or Defect materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders therein (any Breach or Defect that materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders therein, a "Material Breach" or a "Material Document Defect," respectively), it shall give prompt written notice of such Breach or Defect to the Depositor, the Trustee, the Servicer, the Special Servicer and the Seller and shall request that the Seller, or in the event the Seller shall fail to act, Credit Suisse First Boston, acting through the Cayman Branch, not later than 90 days from the earlier of the receipt by the Seller of such notice or discovery by the Seller of such Material Breach or Material Document Defect (subject to the third succeeding paragraph, the "Initial Resolution Period"), (i) cure such Material Breach or Material Document Defect in all material respects; (ii) repurchase the affected Mortgage Loan at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement); or (iii) substitute one or more Qualified Substitute Mortgage Loans (as defined in the Pooling and Servicing Agreement) for such affected Mortgage Loan (provided that in no event shall such substitution occur later than the second anniversary of the Closing Date) and pay to the Servicer for deposit into the Collection Account any Substitution Shortfall Amount (as defined in the Pooling and Servicing Agreement) in connection therewith; provided, however, that if (I) such Material Breach or Material Document Defect is capable of being cured but not within the Initial Resolution Period, (II) such Material Breach or Material Document Defect is not related to any Mortgage Loan's not being a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code), (III) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect within the Initial Resolution Period and (IV) the Seller has delivered to the Servicer, the Rating Agencies and the Trustee an officer's certificate from an officer of the Seller that describes the reasons that the cure was not effected within the Initial Resolution Period and the actions that it proposes to take to effect the cure and states that it anticipates that the cure will be effected within the additional 90-day period, then Seller shall have an additional 90 days to cure such Material Breach or Material Document Defect. Notwithstanding the foregoing, if any Breach pertains to a representation or warranty that the related Loan Documents or any particular Loan Document requires the related Borrower to bear the costs and expenses associated with any particular action or matter under such Loan Document(s), then the Seller shall cure such Breach within the Initial Resolution Period by reimbursing the Trust Fund by wire transfer to the Collection Account the reasonable amount of any such costs and expenses (including Advance Interest, if any, incurred with respect to any Advances of such costs and expenses) incurred by the Servicer, the Special Servicer, the Trustee, or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Borrower; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to repurchase such Mortgage Loan at the applicable Purchase Price, substitute for such Mortgage Loan and pay the applicable Substitution Shortfall Amount or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. Provided that such remittance is made, the second preceding sentence describes the sole remedy available to the Certificateholders and the Trustee on their behalf regarding any such Breach, and neither the Seller nor Credit Suisse First Boston, acting through the Cayman Branch, shall be obligated to repurchase, substitute or otherwise cure such Breach under any circumstances. With respect to any substitution of one or more Qualified Substitute Mortgage Loans for a Mortgage Loan hereunder, (A) no such substitution may be made in any calendar month after the Determination Date for such month; (B) scheduled payments of principal and interest due with respect to the Qualified Substitute Mortgage Loan(s) after the related date of substitution shall be part of the Trust Fund; and (C) scheduled payments of principal and interest due with respect to such Qualified Substitute Mortgage Loan(s) on or prior to the related date of substitution shall not be part of the Trust Fund, and the Seller shall be entitled to receive such payments promptly following receipt by the Servicer or the Special Servicer, as applicable, under the Pooling and Servicing Agreement.

         If (x) a Mortgage Loan is to be repurchased or substituted for as contemplated above, (y) such Mortgage Loan is a Crossed Mortgage Loan and (z) the applicable Breach or Defect does not otherwise constitute a Material Breach or a Material Document Defect, as the case may be, as to any related Crossed Mortgage Loan, then the applicable Material Breach or Material Document Defect shall be deemed to constitute a Material Breach or a Material Document Defect as to any related Crossed Mortgage Loan for purposes of the above provisions, and Seller shall be required to repurchase or substitute for any related Crossed Mortgage Loan in accordance with the provisions above unless the Crossed Mortgage Loan Repurchase Criteria (as defined in the Pooling and Servicing Agreement) would be satisfied if the Seller were to repurchase or substitute for only the affected Crossed Mortgage Loan or Loans as to which a Material Breach or a Material Document Defect had occurred without regard to this paragraph, and in the case of either of such repurchase or substitution, all of the other requirements set forth in this Section 7 applicable to a repurchase or substitution, as the case may be, would be satisfied. In the event that the Crossed Mortgage Loan Repurchase Criteria would be so satisfied, the Seller may elect either to repurchase or substitute for only the affected Crossed Mortgage Loan or Loans as to which a Material Breach or a Material Document Defect exists or to repurchase or substitute for all of the Crossed Mortgage Loans in the related Mortgage Group (defined below). The determination of the Trustee as to whether the Crossed Mortgage Loan Repurchase Criteria have been satisfied shall be conclusive and binding in the absence of manifest error. Upon receipt of written direction from the Special Servicer, the Seller shall deliver or cause to be delivered to the Special Servicer and the Trustee an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether clause (ii) of the definition of Crossed Mortgage Loan Repurchase Criteria has been satisfied or to pay the cost of such Appraisal otherwise obtained by the Special Servicer, in each case at the expense of the Seller provided that the scope and cost of such Appraisal has been approved by the Seller in writing (such approval not to be unreasonably withheld). For purposes of this paragraph and Section 8, a "Mortgage Group" is any group of Mortgage Loans identified as a group of Crossed Mortgage Loans on Schedule III hereto.

         Any of the following will cause a document in the Mortgage File to be deemed to have a "Defect" and to be conclusively presumed to materially and adversely affect the interests of the Certificateholders in the related Mortgage Loan and to be deemed to materially and adversely affect the interest of the Certificateholders in and the value of such Mortgage Loan: (a) the absence from the Mortgage File of the original signed Note, unless the Mortgage File contains a signed lost note affidavit and indemnity that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage as recorded or as sent for recordation and a certificate stating that the original signed Mortgage was sent for recordation or a copy of the Mortgage with the related recording information; (c) the absence from the Mortgage File of the item called for by clause (i) of the definition of Mortgage File; (d) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignment to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment as recorded or sent for recordation and a certificate stating that the original intervening assignments were sent for recordation; (e) the absence from the Mortgage File of any required original letter of credit (provided that at any time when the Servicer holds the original letter of credit and the Trustee holds a copy thereof, such absence of the original letter of credit from the Mortgage File will not be deemed a material Defect, and provided further the absence of any required original letter of credit may be cured by providing a substitute letter of credit or a cash reserve); or (f) the absence from the Mortgage File of any related ground lease or a copy thereof.

         In addition, notwithstanding the foregoing, (a) if the Seller has received written notice that a Mortgage Loan is a Specially Serviced Mortgage Loan at or before the time that the Seller receives written notice of or discovers the existence of a Material Document Defect with respect to the related Mortgage File, the Seller shall not be entitled to any extension of the Initial Resolution Period with respect to such Mortgage Loan; (b) if the Seller receives written notice that a Mortgage Loan is a Specially Serviced Mortgage Loan after the Seller has received notice of or discovered the existence of a Material Document Defect with respect to the related Mortgage File but prior to the expiration of the applicable Initial Resolution Period, any extension of such Initial Resolution Period shall end 90 days after the Seller has received notice of such Mortgage Loan being a Specially Serviced Mortgage Loan; and (c) prior to the third anniversary (in the case of assignments and other transfer documents) or the second anniversary (in the case of other Loan Documents) of the Closing Date, any Defect with respect to a Mortgage File that arises solely as a result of the delays of a public recording or filing office or offices in returning one or more Loan Documents submitted for recording or filing shall not constitute a Material Document Defect for purposes of this Section 7 unless the related Mortgage Loan is a Specially Serviced Mortgage Loan and the Defect would, in the absence of this clause (c), constitute a Material Document Defect; provided, however, that in any event covered by this clause (c), the limitations on the extension of the Initial Resolution Period set forth in clauses (a) and
(b) of this paragraph shall not be applicable with respect to a Specially Serviced Mortgage Loan.

         Any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code) shall be deemed to materially and adversely affect the interest of Certificateholders therein and the affected Mortgage Loan shall be repurchased or substituted for by the Seller within 60 days following its receipt of notice pursuant to this Section 7 without extension.

         The Purchase Price or Substitution Shortfall Amount for any repurchased or substituted Mortgage Loan shall be payable to Depositor or, subsequent to the assignment of the Mortgage Loans to the Trustee, the Trustee as its assignee, by wire transfer of immediately available funds to the account designated by Depositor or the Trustee, as the case may be, and Depositor or the Trustee, as the case may be, upon receipt of such funds, (a) shall promptly release, and shall cause the Servicer and the Special Servicer to promptly release, to Seller all portions of the related Mortgage File and all other documents pertaining to such Mortgage Loan possessed by such parties (provided that the Seller shall furnish each such party an executed trust receipt with respect to the documents surrendered by such party to the Seller) and (b) shall execute and deliver such endorsements and instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto) and the related Loan Documents. The Depositor or the Servicer, as applicable, shall deliver to Seller an officer's certificate setting forth the calculation of the Purchase Price or Substitution Shortfall Amount, as applicable.

         It is understood and agreed that the obligations of the Seller set forth in this Section 7 to cure, substitute for or repurchase a Mortgage Loan constitute the sole remedies available to the Depositor, the Certificateholders or the Trustee on behalf of the Certificateholders respecting any Breach or Defect affecting such Mortgage Loan.

         Section 8. Crossed Mortgage Loans.

         With respect to any Crossed Mortgage Loan conveyed hereunder, to the extent that the Seller repurchases or substitutes for an affected Crossed Mortgage Loan or Loans in the manner prescribed above while the Trustee continues to hold any related Crossed Mortgage Loan or Loans, the Seller and the Depositor (on behalf of itself and the Trustee) agree to modify, upon such repurchase or substitution, the related Loan Documents in a manner such that (a) the repurchased or substituted Crossed Mortgage Loan or Loans and (b) any related Crossed Mortgaged Loan or Loans that remain in the Trust would no longer be either cross-defaulted or cross-collateralized with one another, but only if the Seller shall have furnished to the Trustee, at Seller's expense, an opinion of counsel that such modification would be permitted by the applicable REMIC Provisions. If the Loan Documents are not allowed to be modified as described in the immediately preceding sentence and the Seller repurchases or substitutes for an affected Crossed Mortgage Loan or Loans in the manner prescribed above while the Trustee continues to hold any related Crossed Mortgage Loan or Loans, the Seller and Depositor (on behalf of itself and the Trustee) agree to forbear from enforcing any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Crossed Mortgage Loan(s), including, with respect to the Trustee, the Primary Collateral securing the Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Mortgage Loan(s) held by such party. Any reserve or other cash collateral or letters of credit securing the Crossed Mortgage Loans shall be allocated between such Mortgage Loans in accordance with the terms of the applicable Loan Documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof. Notwithstanding the foregoing, if the Loan Documents with respect to such Crossed Mortgage Loans are not allowed to be modified as described in the first sentence of this Section 8, and if the exercise of remedies by either the Seller or the Trustee with respect to the Primary Collateral securing the Crossed Mortgage Loan(s) held by such party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Mortgage Loan(s) held by such party, the Seller shall not be permitted to repurchase or substitute for an affected Crossed Mortgage Loan or Loans in the manner prescribed above while the Trustee continues to hold any related Crossed Mortgage Loan or Loans, but shall be required to repurchase or substitute for all of the Crossed Mortgage Loans in the related Mortgage Group.

         Section 9. [Reserved].

         Section 10. Representations and Warranties of Depositor. Depositor hereby represents and warrants to Seller as of the date hereof, as follows:

                  (a) Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as it is conducted, and is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification (except where the failure to qualify would not have a materially adverse effect on the consummation of any transactions contemplated by this Agreement).

                  (b) The execution and delivery by Depositor of this Agreement and the performance of Depositor's obligations hereunder are within the corporate power of Depositor and have been duly authorized by Depositor and neither the execution and delivery by Depositor of this Agreement nor the compliance by Depositor with the provisions hereof, nor the consummation by Depositor of the transactions contemplated by this Agreement, (i) conflicts with or results in a breach of, or constitutes a default under, the certificate of incorporation or by-laws of Depositor or, after giving effect to the consents or taking of the actions contemplated by clause (ii) of this paragraph (b), any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Depositor or its properties, or any of the provisions of any material indenture or mortgage or any other material contract or other instrument to which Depositor is a party or by which it is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, contract or other instrument or (ii) requires the consent of or notice to, or any filing with any person, entity or governmental body, which has not been obtained or made by Depositor, except where, in any of the instances contemplated by clause
         (i) above or this clause (ii), the failure to do so would not have a material and adverse effect on the consummation of any transactions contemplated by this Agreement.

                  (c) This Agreement has been duly executed and delivered by Depositor and this Agreement constitutes a legal, valid and binding instrument, enforceable against Depositor in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, receivership, moratorium and other laws affecting the rights of creditors generally and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law) and, as to rights of indemnification, subject to limitations of public policy under applicable securities laws.

                  (d) There is no litigation, charge, action, suit or proceeding by or before any court, regulatory authority or governmental agency or body pending or, to the knowledge of Depositor, threatened against Depositor the outcome of which could be reasonably expected to materially and adversely affect the consummation of any transactions contemplated by this Agreement.

         Section 11. Survival of Certain Representations, Warranties and Covenants. The respective representations and warranties set forth in or made pursuant to this Agreement, and the respective obligations of the parties hereto under Sections 7 and 11 of this Agreement, will remain in full force and effect, regardless of any investigation or statement as to the result thereof made by or on behalf of any party and will survive payment for the various transfers referred to herein and delivery of the Certificates or termination of this Agreement.

         Section 12. Accountant's Letters. On or before the Closing Date, PricewaterhouseCoopers LLP will have reviewed the characteristics of the Mortgage Loans described in (a) the Mortgage Loan Schedule attached hereto and included in an exhibit to the Pooling and Servicing Agreement and (b) the computer disk prepared by Seller and provided to Depositor and will compare those characteristics to, and ensure their agreement with (i) the description of the Mortgage Loans contained in the Prospectus Supplement and the Offering Circular, respectively; (ii) original documentation and files of Seller maintained with respect to each Mortgage Loan; and (iii) if applicable, information with respect to such Mortgage Loans contained in the report on Form 8-K to be filed by Depositor with the Commission in connection with the offering of the Certificates. Seller will cooperate with Depositor and PricewaterhouseCoopers LLP in making available all information and taking all steps reasonably necessary to permit such accountants to complete the review set forth in this Section 12 and to deliver the letters required of them under the Underwriting Agreement and the Certificate Purchase Agreement.

         Section 13. Expenses; Recording Costs. Seller agrees to reimburse the Trustee or its designee all recording and filing fees incurred by the Trustee or its designee in connection with the recording or filing of the Loan Documents to be recorded or filed as provided in Section 3 of this Agreement. In the event Seller elects to engage a third party contractor to prepare, complete, file and record Assignments with respect to Mortgage Loans as provided in Section 3, Seller shall contract directly with such contractor and shall be responsible for such contractor's compensation and reimbursement of recording and filing fees and other reimbursable expenses pursuant to their agreement.

         Section 14. Notices. All communications hereunder will be in writing and effective only upon receipt, and, (a) if sent to Depositor, will be mailed, delivered or telecopied and confirmed to it at Credit Suisse First Boston Mortgage Securities Corp., Eleven Madison Avenue, 5th Floor, New York, New York 10010, Attention: Edmund Taylor, with a copy to Pamela McCormack, Esq., Compliance Department, Telecopy No.: (212) 325-8282; and (b) if sent to Seller, will be mailed, delivered or telecopied to it at Column Financial, Inc., 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326, Attention: President, Telecopy No.: (404) 239-0419, or in the case of any such party, to such other address or telecopy number as such party may hereafter furnish to the other party by like notice.

         Section 15. Examination of Mortgage Files. Upon reasonable notice, Seller, prior to the Closing Date, will make the Mortgage Files available to Depositor or its agent for examination during normal business hours at Seller's offices or such other location as shall otherwise be agreed upon by Depositor and Seller. The fact that Depositor or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of Depositor or the Trustee (for the benefit of the Certificateholders) to demand cure, repurchase, or other relief as provided herein.

         Section 16. Successors. This Agreement shall inure to the benefit of and shall be binding upon Seller and Depositor and their respective successors, permitted assigns and legal representatives, and nothing expressed in this Agreement is intended or shall be construed to give any other Person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such Persons and for the benefit of no other Person; it being understood that (a) the indemnities of Seller contained in that certain Indemnification Agreement dated December 11, 2002 among Seller, Depositor and the Underwriters, subject to all limitations therein contained, shall also be for the benefit of the officers and directors of Depositor, the Underwriters and the Initial Purchaser and any person or persons who control Depositor, the Underwriters and the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and (b) the rights of Depositor pursuant to this Agreement, subject to all limitations herein contained, including those set forth in Section 7 of this Agreement, may be assigned to the Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to such rights of Depositor hereunder, provided that the Trustee shall have no right to further assign such rights to any other Person. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership.

         Section 17. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES.

         Section 18. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

         Section 19. Further Assurances. Depositor and Seller agree to execute and deliver such instruments and take such actions as the other parties may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

         Section 20. Counterparts. This Agreement may be executed in counterparts (and by each of the parties hereto on different counterparts), each of which when so executed and delivered will be an original, and all of which together will be deemed to constitute but one and the same instrument.

         Section 21. Treatment as Security Agreement. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Depositor as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Depositor. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by Seller to Depositor to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans:

                  (a) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

                  (b) the conveyance provided for in this Agreement shall hereby grant from Seller to Depositor a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                           (i) all accounts, contract rights, general
                  intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Notes, Mortgages and title, hazard and primary mortgage insurance policies identified on the Mortgage Loan Schedule, including all replacement Mortgage Loans, and all distributions with respect thereto payable after the Cut-off Date;

                           (ii) all accounts, contract rights, general
                  intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (i) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

                           (iii) all cash and non-cash proceeds of the
                  collateral described in (i) and (ii) above payable after the Cut-off Date;

                  (c) the possession by Depositor or its assignee of the Mortgage Notes, the Mortgages and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-306, 9-313 and 9-314 thereof) as in force in the relevant jurisdiction; and

                  (d) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents of, or persons holding for (as applicable), Depositor or its assignee for the purpose of perfecting such security interest under applicable law. Seller, at the direction of Depositor or its assignee, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Depositor and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

         Section 22. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation following the Closing Date in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by Seller at Seller's expense at the direction of Depositor accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Depositor.

                                           [Signatures appear on the next page.]

         IN WITNESS WHEREOF, the parties hereto have caused this Mortgage Loan Purchase Agreement to be duly executed and delivered as the date first above written.


                                          COLUMN FINANCIAL, INC.,
                                             as Seller


                                          By:
                                               ---------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                  ------------------------------



                                          CREDIT SUISSE FIRST BOSTON MORTGAGE
                                          SECURITIES CORP.,
                                              as Depositor


                                          By:
                                               ---------------------------------
                                          Name:
                                                   -----------------------------
                                          Title:   Vice President

                                   SCHEDULE I

                          SCHEDULE OF TRANSACTION TERMS

         This Schedule of Transaction Terms is appended to and incorporated by reference in the Mortgage Loan Purchase Agreement (the "Agreement"), dated as of December 1, 2002, between Column Financial, Inc. (the "Seller") and Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). Capitalized terms used herein without definition have the meanings given them in or by reference in the Agreement or, if not defined in the Agreement, in the Pooling and Servicing Agreement.

         "Assignments" shall have the meaning given such term in Section 3 of this Agreement.

         "Borrower" means the borrower under a Mortgage Loan.

         "Breach" shall have the meaning given such term in Section 7 of this Agreement.

         "Certificate Purchase Agreement" means the Certificate Purchase Agreement, dated December 11, 2002, between Depositor and the Initial Purchaser.

         "Certificates" means each class of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2002-CP5.

         "Closing" shall have the meaning given such term in Section 2 of this Agreement.

         "Closing Date" means December 23, 2002.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Crossed Mortgage Loan" means any Mortgage Loan which is cross-defaulted and cross-collateralized with any other Mortgage Loan.

         "Cut-off Date" means, the applicable Due Date for each Mortgage Loan occurring in December 2002.

         "Defect" shall have the meaning given such term in Section 7 of this Agreement.

         "Environmental Report" means the environmental audit report with respect to each Mortgaged Property delivered to Seller in connection with the related Mortgage, if any.

         "Initial Purchaser" means Credit Suisse First Boston Corporation.

         "Initial Resolution Period" shall have the meaning given such term in
Section 7 of this Agreement.

         "Loan Agreement" means, with respect to any Mortgage Loan, the loan agreement, if any, between the Originator and the Borrower, pursuant to which such Mortgage Loan was made.

         "Material Breach" shall have the meaning given such term in Section 7 of this Agreement.

         "Material Document Defect" shall have the meaning given such term in
Section 7 of this Agreement.

         "Mortgage File" means, collectively, the documents and instruments pertaining to a Mortgage Loan required to be included in the related Mortgage File pursuant to Section 3 of this Agreement (subject to the first proviso in Section 1).

         "Mortgage Group" shall have the meaning given such term in Section 7 of this Agreement.

         "Mortgage Loan Pool" means the pool of commercial and multifamily mortgage loans which are the primary assets of the Trust Fund under the Pooling and Servicing Agreement.

         "Mortgage Loan Purchase Price" means the amount described in Section 2 of the Agreement.

         "Mortgage Loan Schedule" shall have the meaning given such term in Recital II of this Agreement.

         "Mortgage Loans" means the mortgage loans to be sold to Depositor pursuant to the Agreement, specifically identified in the Mortgage Loan Schedule to the Agreement.

         "Offered Certificates" means the Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates.

         "Offering Circular" means the confidential offering circular dated December 11, 2002, describing certain classes of the Certificates.

         "Originator" means any institution which originated a Mortgage Loan for a related Borrower.

         "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement creating the Trust Fund and the interests therein, dated as of December 1, 2002, among the Depositor, Midland Loan Services, Inc., as Servicer, GMAC Commercial Mortgage Corporation, as Special Servicer, and the Trustee.

         "Primary Collateral" means the portion of the Mortgaged Property securing a Crossed Mortgage Loan that is encumbered by a first mortgage lien or that is otherwise indicated as being the primary collateral securing such Crossed Mortgage Loan.

         "Prospectus" means the Prospectus of the Depositor, dated December 2, 2002.

         "Prospectus Supplement" means the Prospectus Supplement, dated December 11, 2002, relating to the Offered Certificates.

         "Trustee" shall have the meaning given such term in Section 1 of this Agreement.

         "Underwriters" means Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc. and PNC Capital Markets, Inc.

         "Underwriting Agreement" means the Underwriting Agreement, dated December 11, 2002, between Depositor and the Underwriters.


                                                             SCHEDULE II

                                                       MORTGAGE LOAN SCHEDULE

Credit Suisse First Boston Mortgage
Securities Corp.
Commercial Mortgage Pass-Through Certificates Series 2002-CP5

                                                                                                                               Zip
  #    Crossed Property Name                            Address                         City           County      State      Code
------------------------------------------------------------------------------------------------------------------------------------
  1            1633 Broadway           1633 Broadway                              New York          New York         NY       10019
  2            Fashion Square Mall     4787 Fashion Square Boulevard              Saginaw           Saginaw          MI       48604
  3            Village of Rochester    60-900 North Adams Road                    Rochester Hills   Oakland          MI       48309
               Hills
  4            Plaza Escuela           1100-1192 Locust Street & 1276 South       Walnut Creek      Contra Costa     CA       94596
                                       California Boulevard
  5            The River at Rancho     71-800 Highway 111                         Rancho Mirage     Riverside        CA       92270
               Mirage
  6            Creekside Apartments    2500 Knights Road                          Bensalem          Bucks            PA       19020
               II
  7            Maryland Industrial     Various                                    Various           Various          MD      Various
               Portfolio
  7A           1325-1381 Western       1325 Western Avenue                        Baltimore         Harford          MD       21230
               Avenue
  7B           4611 Mercedes Drive     4611 Mercedes Drive                        Belcamp           Harford          MD       21017
  7C           6940 San Tomas Road     6940 San Tomas Road                        Elkridge          Howard           MD       21075
  7D           9050 Junction Drive     9050 Junction Drive                        Annapolis         Howard           MD       20701
  7E           7151 Montevideo Road    7151 Montevideo Road                       Jessup            Howard           MD       20794
  7F           7155 Montevideo Road    7155 Montevideo Road                       Jessup            Howard           MD       20794
  7G           8869 Greenwood Place    8869 Greenwood Place                       Savage            Howard           MD       20863
  9            Tri-Star Estates        Rt. 45/52 and George Road                  Bourbonnais       Kankakee         IL       60914
  10           Siemens Westinghouse    11950 Corporate Boulevard                  Orlando           Orange           FL       32817
               Office Building
  11           Walnut Ridge            5757 South Staples Road                    Corpus Christi    Nueces           TX       78413
               Apartment Homes
  14           Centerville Park        2050 Sidneywood Road                       West Carrollton   Montgomery       OH       45449
               Apartments
  15           30 A&B Vreeland Road    30 A&B Vreeland Road                       Florham Park      Morris           NJ       07932
  17           Westchase Bank          9801 Westheimer Road                       Houston           Harris           TX       77042
               Building
  24           St. Tropez Apartments   4000 Horizon Hill                          San Antonio       Bexar            TX       78229
  26           Gannon Portfolio        Various                                    Various           St. Louis        MO      Various
 26A           Gannon Ridge Pointe     11251 Graben Avenue                        St. Ann           St. Louis        MO       63074
               Crossing Apartments
 26B           Gannon Ridge Pointe     11302 Bonanza Lane                         Maryland Hts      St. Louis        MO       63043
               Crossing West
               Apartments
  27           One Atlantic Street     One Atlantic Street                        Stamford          Fairfield        CT       06901
  28           Corporate Pointe at     10650-10750 West Charleston Boulevard      Las Vegas         Clark            NV       89135
               Summerlin Center
  29           Brockbank Apartments    9827 Brockbank Drive                       Dallas            Dallas           TX       75220
  31           Woodcrest Apartments    800 West Forest Meadows                    Flagstaff         Coconino         AZ       86001
  32           Pacific Bell            5460 East La Palma Avenue                  Anaheim           Orange           CA       92807
               Directory Building
  33           West Anderson Plaza     2438 West Anderson Lane                    Austin            Travis           TX       78757
  35    ( B )  Weslaco Portfolio       Various                                    Weslaco           Hidalgo          TX       78596
 35A    ( B )  Trail's End             2001 South Texas Boulevard                 Weslaco           Hidalgo          TX       78596
 35B    ( B )  Leisure World           400 East 18th Street                       Weslaco           Hidalgo          TX       78596
  36    ( B )  McAllen Portfolio       Various                                    McAllen           Hidalgo          TX       78501
 36A    ( B )  Homestead Ranch         744 Lora's Lane                            McAllen           Hidalgo          TX       78501
 36B    ( B )  The Homestead           2701 North McColl Road                     McAllen           Hidalgo          TX       78501
  37           Oaks on Bissonnet       7003 Bissonnet                             Houston           Harris           TX       77074
  40           Annandale Financial     7010 Little River Turnpike                 Annandale         Fairfax          VA       22003
               Center
  41           Parkway Crossing        102 La Mancha Drive                        Asheville         Buncombe         NC       28805
               Apartments
  42           7447 & 7457 Harwin      7447 & 7457 Harwin Drive                   Houston           Harris           TX       77036
               Drive
  43           Premier on Woodfair     9502 Woodfair Drive                        Houston           Harris           TX       77036
               Apartments
  44           AmeriSuites San         7615 Jones Maltsberger                     San Antonio       Bexar            TX       78216
               Antonio

                                                                                                                               Zip
  #    Crossed Property Name                            Address                         City           County      State      Code
------------------------------------------------------------------------------------------------------------------------------------
  48           AmeriSuites Austin      3612 Tudor Boulevard                       Austin            Travis           TX       78759
  49           WestCoast Colonial      2301 Colonial Drive                        Helena            Lewis and        MT       59601
               Hotel                                                                                Clark
  50           Lakeshore North         1600 Lakeshore North Drive                 Waco              McLennan         TX       76708
               Apartments
  51           AmeriSuites Houston     300 Ronan Park Place                       Houston           Harris           TX       77060
  53           Hampton Inn Columbia    822 Gervais Street                         Columbia          Richland         SC       29201
  54           River Oaks Apartments   2929 North Dixie Highway                   Oakland Park      Broward          FL       33334
  56           Sutton Place            6838 Everhart Road                         Corpus Christi    Nueces           TX       78413
               Apartments
  57    ( C )  Oak Creek Apartments    6111 Vance Jackson Road                    San Antonio       Bexar            TX       78230
  58    ( C )  Windrush Apartments     2447 Lockhill Selma Road                   San Antonio       Bexar            TX       78230
  60           Moraine Court           8080 South Harlem Avenue                   Bridgeview        Cook             IL       60455
  61           440 Benmar Place        440 Benmar                                 Houston           Harris           TX       77060
               Office Building
  62           1322 Space Park Drive   1322 Space Park Drive                      Nassau Bay        Harris           TX       77032
  64           16350 Park Ten          16350 Park Ten Place                       Houston           Harris           TX       77084
  65           Walden of Lakewood      602 Alexander Street                       Plant City        Hillsborough     FL       33566
               Apartments
  66           Colony Square II        1132, 1148 & 1156 West Dillon Road         Louisville        Boulder          CO       80027
  69           Easton Marketplace      219 Marlboro Avenue                        Easton            Talbot           MD       21601
  72           Whitesburg Plaza        5000 Whitesburg Drive                      Huntsville        Madison          AL       35802
  73           Parkdale Greens         7390 Pindo Circle                          Beaumont          Beaumont         TX       77708
               Apartments
  74           Louis Bank of           835 5th Avenue                             San Diego         San Diego        CA       92101
               Commerce
  75           Sterling MHP            50 River Triangle                          Lakeland          Polk             FL       33815
  76           16360 Park Ten          16360 Park Ten Place                       Houston           Harris           TX       77084
  77           Carriage Village        715 N 96th East Place                      Tulsa             Tulsa            OK       74115
               Mobile Home Park
  78           9898 Bissonnet Street   9898 Bissonnet Street                      Houston           Harris           TX       77057
  79           The Meadows             1500 North Bluegrove Drive                 Lancaster         Dallas           TX       75134
               Apartments
  80           Federal Hill Lofts      1000 South Charles Street                  Baltimore         Baltimore        MD       21230
  81           Capewood Apartments     4335 Aldine Mail Road                      Houston           Harris           TX       77039
  82           Holiday Inn - Paris     3560 Northeast Loop 284                    Paris             Lamar            TX       75460
  83           Woodside Village        3910 Treadway                              Beaumont          Jefferson        TX       77706
               Apartments
  84           Rampart Gardens         6300 Rampart Drive                         Houston           Harris           TX       77081
               Apartments
  85           Florence Apartments     24 Alan Court                              Florence          Boone            KY       41042
  86           12000 Westheimer        12000 Westheimer                           Houston           Harris           TX       77077
               Office Building
  87           Heritage House          3321 Eddy                                  Amarillo          Randall          TX       79109
               Apartments
  89           Robersonville Town      22713 Main Street (NC Hwy 903)             Robersonville     Martin           NC       27871
               Center
  90           Jackson Square          2500 Jackson Keller Road                   San Antonio       Bexar            TX       78230
               Apartments
  91           Festival Market of      7721 Beechmont Avenue                      Anderson Township Hamilton         OH       45255
               Anderson
  92           2600 South Loop         2600 South Loop West                       Houston           Harris           TX       77054
  93           Park Ridge Apartments   6938 Alto Rey Avenue                       El Paso           El Paso          TX       79912
  96           Capri MHP               16860 Slover Avenue                        Fontana           San              CA       92335
                                                                                                    Bernardino
  97           Second Dimension        5901 Sam Calloway Road                     Ft. Worth         Tarrant          TX       76114
               Apartments
  98           Twelve Oaks Medical     11623-45 Angus Road                        Austin            Travis           TX       78759
               Center
 100           Jasmine Park            2701 Pasadena Boulevard                    Pasadena          Harris           TX       77502
               Apartments
 101           6430 Richmond           6430 Richmond Avenue                       Houston           Harris           TX       77036
 102           Desert Springs Inn      2275 East Flamingo Road                    Las Vegas         Clark            NV       89119
 103           7000 Terminal Square    7000 Terminal Square                       Upper Darby       Delaware         PA       19082
               Bldg.
 105           Fair Acres Apartments   17800 Southeast Stark Street               Portland          Multnomah        OR       97233
 106           First Line Apartments   1120 Red Bluff                             Pasadena          Harris           TX       77506
 107           Whispering Sands        1481 South Palm Street                     Las Vegas         Clark            NV       89104
 108           Mill Stream Run         670 Prospect Road                          Berea             Cuyahoga         OH       44017
               Apartments
 109           Saginaw Plaza           1425 Jefferson Road                        Henrietta         Monroe           NY       14623

                                                                                                                               Zip
  #    Crossed Property Name                            Address                         City           County      State       Code
------------------------------------------------------------------------------------------------------------------------------------
 110           U-Stor Federal          6790 Federal Boulevard                     Denver            Adams            CO       80221
 111           Carriage House          1803 Nederland Avenue                      Nederland         Jefferson        TX       77627
               Apartments
 112           Enchanted Lakes MHP     750 Malabar Road                           Malabar           Brevard          FL       32950
 113           Dorwood Mobile Home     3536 Daniels Road                          Wilson            Niagara          NY       14131
               Park
 114           Pacific Palms           5054-5096 Kell Lane                        Las Vegas         Clark            NV       89115
               Apartments
 115           Brookhollow MHP         6150 Rhones Quarter Road                   Tyler             Smith            TX       75707
 118           Creekside Shopping      424 East Six Forks Road                    Raleigh           Wake             NC       27609
               Center
 120           Seven Gables            4008 Sherwood Lane                         Houston           Harris           TX       77092
               Apartments
 121           Grovepark Apartments    3601-3613, 3610, & 3620 Richmond, 2222     Lansing           Ingham           MI       48911
                                       Ferrol, & 3606 Pleasant Grove
 122           Lifestyles Mobile       400 Montauk Drive                          Festus            Jefferson        MO       63028
               Home Park
 124           Forest Hollow Estates   602 West Main Street                       Whitehouse        Smith            TX       75791
 125           New Richmond Place      439 North Fifth Street                     Baton Rouge       Baton Rouge      LA       70802
               Apartments
 127           Blockbuster Del City    4329 Southeast 44th Street                 Del City          Oklahoma         OK       73135
 128           Chamisa MHP and Self    7010 Fourth Street Northwest               Albuquerque       Bernalillo       NM       87107
               Storage
 129           Aspen Meadows MHP       333 37th Street                            Evans             Weld             CO       80620
 130           Manor Mobile Home       2590 North Medical Center Drive            San Bernardino    San              CA       92411
               Park                                                                                 Bernardino
 131           The Barclay House       7215 Lathers Street                        Westland          Wayne            MI       48185
 132           Toledo Terrace          4619 & 4701 66th Street and 4616 67th      Lubbock           Lubbock          TX       79414
               Apartments              Street
 133           CVS Madisonville        920 North Main Street                      Madisonville      Hopkins          KY       42431
 134           Johanna Square          1714 Johanna Street                        Houston           Harris           TX       77055
               Apartments
 135           Bellmead Shopping       1517 North Interstate Highway 35           Bellmead          McClennan        TX       76705
               Center
 137           Delaware Court          1001 North Delaware Street                 Indianapolis      Marion           IN       46202
               Apartments
 138           Royal Oaks Apartments   1322 North 17th Street                     Atchison          Atchison         KS       66002
 139           106 Crescent, 18, 22    106 Crescent Drive & 18-26 Roberts Street  Kirkwood          Broome           NY       13795
               and 26 Roberts St.
 140           8250 W. Charleston      8250 West Charleston Boulevard             Las Vegas         Clark            NV       89117
               Blvd.
 141           The Wiltshire           819 East Capitol St., Southeast            Washington        District of      DC       20003
                                                                                                    Columbia


(A)     The Underlying Mortgage Loans secured by Century Plaza
        Apartments, Caesar's Palace Apartments, and Commander's Palace
        Apartments are cross-collateralized and cross-defaulted.
(B)     The Underlying Mortgage Loans secured by the Weslaco Portfolio and the McAllen Portfolio are cross-collateralized and cross-defaulted.
(C)     The Underlying Mortgage Loans secured by Oak Creek Apartments and Windrush Apartments are cross-collateralized and cross-defaulted.
(1)     Assumes a Cut-off Date
        in December 2002.
(2)     In the case of the ARD Loans, the anticipated repayment date is assumed to be the maturity date for the purposes of the indicated column.
(3)     Anticipated
        Repayment Date.
(4)     Prepayment Provision
        as of Origination:
        Lock/(x) = Lockout or
        Defeasance for (x)
        payments
        YMA/(y) = Greater of Yield Maintenance Premium and A% Prepayment
        for (y) payments 0%/(x) = Prepayable at par for (x) payments
(5)     "Yes" means that defeasance is permitted notwithstanding the Lockout Period.
(6)     This loan has an initial interest only period of 12 months. Fixed monthly principal and interest payment thereafter is  $305,279.


                   Units/
        Mortgage  Sq. Ft./                                              Orig       Rem.      Orig        Rem.                  Net
  #      Loan      Rooms/     Original       Cut-off      Ownership    Amort.     Amort.    Term to     Term to    Interest Interest
         Seller     Pads      Balance      Balance (1)    Interest      Term       Term   Maturity(2)  Maturity(2)   Rate     Rate
------------------------------------------------------------------------------------------------------------------------------------
  1      Column  2,359,172  $220,000,000   $219,570,323    Leasehold     360        358       120         118       5.702%   5.660%
  2      Column    450,490   $62,400,000    $61,979,466       Fee        300        295       120         115       6.510%   6.458%
  3      Column    254,392   $49,000,000    $49,000,000       Fee        348        348       120         120       6.250%   6.208%
  4      Column    153,176   $42,000,000    $41,936,158       Fee        360        358       120         118       6.800%   6.738%
  5      Column    239,371   $41,000,000    $40,965,044       Fee        360        359       120         119       6.800%   6.758%
  6      Column      1,026   $40,000,000    $39,897,962       Fee        360        357       120         117       6.490%   6.448%
  7      Column    874,503   $28,250,000    $28,174,092       Fee        360        357       120         117       6.250%   6.208%
  7A     Column    185,516                                    Fee
  7B     Column    178,133                                    Fee
  7C     Column    143,924                                    Fee
  7D     Column    108,350                                    Fee
  7E     Column     59,572                                    Fee
  7F     Column    109,540                                    Fee
  7G     Column     89,468                                    Fee
  9      Column        898   $26,200,000    $26,080,248       Fee        360        354       60          54        6.840%   6.798%
  10     Column    226,548   $25,000,000    $25,000,000       Fee        N/A        N/A       60          56        6.230%   6.178%
  11     Column        704   $22,400,000    $22,305,552       Fee        360        355       60          55        6.300%   6.258%
  14     Column        530   $16,000,000    $15,984,102       Fee        360        359       120         119       6.010%   5.968%
  15     Column    151,530   $15,500,000    $15,475,529       Fee        360        358       120         118       6.640%   6.598%
  17     Column    202,294   $12,900,000    $12,887,760       Fee        360        359       120         119       6.250%   6.208%
  24     Column        273   $11,520,000    $11,499,077       Fee        360        358       120         118       6.030%   5.988%
  26     Column        388   $11,155,000    $11,087,647       Fee        360        351       120         111       7.330%   7.238%
 26A     Column        292                                    Fee
 26B     Column         96                                    Fee
  27     Column     81,533   $10,800,000    $10,770,667       Fee        360        357       84          81        6.200%   6.158%
  28     Column    109,933    $9,800,000    $9,776,807        Fee        360        357       120         117       6.830%   6.788%
  29     Column        355    $9,712,500    $9,672,400        Fee        360        354       120         114       7.260%   7.218%
  31     Column        200    $9,300,000    $9,273,809        Fee        360        357       119         116       6.030%   5.988%
  32     Column     80,998    $9,200,000    $9,177,341        Fee        360        357       60          57        6.650%   6.578%
  33     Column    116,842    $9,100,000    $9,075,810        Fee        360        357       120         117       6.300%   6.258%
  35     Column        722    $5,832,000    $5,816,829        Fee        360        357       120         117       6.400%   6.358%
 35A     Column        385                                    Fee                                                            0.000%
 35B     Column        337                                    Fee                                                            0.000%
  36     Column        225    $2,640,000    $2,633,132        Fee        360        357       120         117       6.400%   6.358%
 36A     Column        126                                    Fee                                                            0.000%
 36B     Column         99                                    Fee                                                            0.000%
  37     Column        356    $7,800,000    $7,785,738        Fee        360        358       120         118       6.000%   5.958%
  40     Column     64,397    $7,400,000    $7,380,113        Fee        360        356       120         116       7.330%   7.288%
  41     Column        248    $7,300,000    $7,272,868        Fee        360        356       60          56        5.950%   5.908%
  42     Column    176,710    $6,850,000    $6,819,166        Fee        360        353       120         113       7.450%   7.408%
  43     Column        410    $6,600,000    $6,567,263        Fee        360        352       120         112       7.700%   7.658%
  44     Column        128    $6,525,000    $6,510,310        Fee        300        298       120         118       7.070%   7.028%


                   Units/
        Mortgage  Sq. Ft./                                              Orig       Rem.      Orig        Rem.                  Net
  #      Loan      Rooms/     Original       Cut-off      Ownership    Amort.     Amort.    Term to     Term to    Interest Interest
         Seller     Pads      Balance      Balance (1)    Interest      Term       Term   Maturity(2)  Maturity(2)   Rate     Rate
------------------------------------------------------------------------------------------------------------------------------------
  48     Column        128    $6,015,000    $6,001,458        Fee        300        298       120         118       7.070%   7.028%
  49     Column        149    $6,050,000    $5,965,335        Fee        300        286       120         106       8.000%   7.958%
  50     Column        224    $5,800,000    $5,790,091        Fee        360        358       120         118       6.300%   6.258%
  51     Column        128    $5,800,000    $5,786,942        Fee        300        298       120         118       7.070%   7.028%
  53     Column        122    $5,600,000    $5,587,229        Fee        300        298       120         118       7.000%   6.958%
  54     Column        219    $5,600,000    $5,585,178        Fee        360        357       120         117       6.320%   6.278%
  56     Column        201    $5,600,000    $5,579,417        Fee        360        356       60          56        6.000%   5.958%
  57     Column        140    $3,100,000    $3,085,083        Fee        360        353       120         113       7.190%   7.148%
  58     Column         89    $2,435,000    $2,423,342        Fee        360        353       120         113       7.210%   7.168%
  60     Column        140    $5,300,000    $5,271,920        Fee        360        352       120         112       7.440%   7.398%
  61     Column    113,974    $5,150,000    $5,134,065        Fee        360        356       120         116       6.750%   6.708%
  62     Column    120,884    $5,000,000    $4,983,861        Fee        360        356       120         116       6.570%   6.528%
  64     Column     74,583    $4,850,000    $4,828,168        Fee        360        353       120         113       7.450%   7.408%
  65     Column        160    $4,590,000    $4,577,319        Fee        360        357       120         117       6.120%   6.078%
  66     Column     28,511    $4,500,000    $4,488,206        Fee        360        356       120         116       7.430%   7.388%
  69     Column    126,423    $4,500,000    $4,363,586        Fee        120        115       120         115       6.000%   5.958%
  72     Column     51,093    $4,000,000    $3,990,888        Fee        360        357       120         117       7.000%   6.958%
  73     Column        164    $3,850,000    $3,834,964        Fee        360        355       120         115       6.620%   6.578%
  74     Column     22,365    $3,800,000    $3,794,320        Fee        360        358       120         118       6.870%   6.828%
  75     Column        340    $3,800,000    $3,786,946        Fee        360        356       60          56        6.300%   6.258%
  76     Column     68,209    $3,800,000    $3,782,895        Fee        360        353       120         113       7.450%   7.408%
  77     Column        328    $3,748,000    $3,730,005        Fee        300        296       120         116       6.750%   6.708%
  78     Column    110,974    $3,700,000    $3,683,345        Fee        360        353       120         113       7.450%   7.408%
  79     Column        120    $3,550,000    $3,540,045        Fee        360        357       120         117       6.050%   6.008%
  80     Column          9    $3,475,000    $3,471,671        Fee        360        359       120         119       6.200%   6.158%
  81     Column        176    $3,400,000    $3,388,066        Fee        360        355       60          55        7.050%   7.008%
  82     Column        114    $3,400,000    $3,334,114        Fee        300        280       120         100       8.250%   8.208%
  83     Column        112    $3,345,000    $3,331,936        Fee        360        355       120         115       6.620%   6.578%
  84     Column        178    $3,230,000    $3,210,498        Fee        360        351       120         111       7.330%   7.288%
  85     Column        144    $3,200,000    $3,191,494        Fee        360        357       120         117       6.300%   6.228%
  86     Column     59,550    $3,200,000    $3,190,216        Fee        360        356       120         116       6.800%   6.758%
  87     Column        141    $3,150,000    $3,145,987        Fee        300        299       120         119       6.800%   6.758%
  89     Column     46,907    $3,140,000    $3,132,283        Fee        360        357       120         117       6.660%   6.618%
  90     Column        135    $3,000,000    $2,994,453        Fee        360        358       120         118       5.950%   5.908%
  91     Column     39,238    $3,000,000    $2,991,591        Fee        360        356       120         116       7.160%   7.088%
  92     Column     80,463    $2,900,000    $2,886,946        Fee        360        353       120         113       7.450%   7.408%
  93     Column        160    $2,850,000    $2,844,882        Fee        360        358       120         118       6.080%   6.038%
  96     Column         97    $2,550,000    $2,545,543        Fee        360        358       120         118       6.200%   6.158%
  97     Column        177    $2,516,000    $2,504,456        Fee        300        296       60          56        7.000%   6.958%
  98     Column     38,884    $2,500,000    $2,494,856        Fee        300        298       120         118       7.550%   7.508%
 100     Column        120    $2,400,000    $2,393,523        Fee        360        357       120         117       6.230%   6.188%
 101     Column     45,138    $2,350,000    $2,339,422        Fee        360        353       120         113       7.450%   7.408%
 102     Column         56    $2,320,000    $2,314,411        Fee        360        357       120         117       6.750%   6.708%
 103     Column     51,274    $2,270,000    $2,261,705        Fee        300        297       120         117       6.800%   6.758%
 105     Column         70    $2,158,000    $2,152,849        Fee        300        298       120         118       6.750%   6.708%
 106     Column        134    $2,060,000    $2,030,236        Fee        300        287       120         107       7.450%   7.408%
 107     Column         79    $2,025,000    $2,019,846        Fee        360        357       120         117       6.500%   6.458%
 108     Column         88    $2,030,000    $2,019,379        Fee        360        352       120         112       7.490%   7.448%
 109     Column     35,497    $2,000,000    $1,992,944        Fee        360        355       120         115       7.030%   6.988%


                   Units/
        Mortgage  Sq. Ft./                                              Orig       Rem.      Orig        Rem.                  Net
  #      Loan      Rooms/     Original       Cut-off      Ownership    Amort.     Amort.    Term to     Term to    Interest Interest
         Seller     Pads      Balance      Balance (1)    Interest      Term       Term   Maturity(2)  Maturity(2)   Rate     Rate
------------------------------------------------------------------------------------------------------------------------------------
 110     Column        437    $1,960,000    $1,952,726        Fee        300        297       120         117       6.710%   6.668%
 111     Column         84    $1,925,000    $1,917,482        Fee        360        355       120         115       6.620%   6.578%
 112     Column        150    $1,900,000    $1,895,465        Fee        300        298       60          58        6.750%   6.708%
 113     Column        213    $1,900,000    $1,890,795        Fee        300        296       60          56        6.700%   6.658%
 114     Column         40    $1,629,000    $1,627,527        Fee        360        359       120         119       6.500%   6.458%
 115     Column        108    $1,520,000    $1,512,962        Fee        300        296       120         116       6.950%   6.908%
 118     Column      7,800    $1,327,500    $1,325,232        Fee        360        358       120         118       6.300%   6.258%
 120     Column         59    $1,212,000    $1,195,100        Fee        300        287       120         107       7.650%   7.608%
 121     Column         52    $1,175,000    $1,173,446        Fee        300        299       120         119       6.560%   6.518%
 122     Column         83    $1,160,000    $1,158,151        Fee        360        358       120         118       6.600%   6.558%
 124     Column         93    $1,120,000    $1,114,814        Fee        300        296       120         116       6.950%   6.908%
 125     Column         50    $1,100,000    $1,092,413        Fee        360        350       120         110       7.570%   7.528%
 127     Column      9,425    $1,050,000    $1,045,112        Fee        300        296       120         116       6.920%   6.878%
 128     Column        232    $1,020,000    $1,017,758        Fee        300        298       120         118       7.200%   7.158%
 129     Column         57    $1,000,000     $997,719         Fee        300        298       120         118       7.000%   6.958%
 130     Column         69    $1,000,000     $996,151         Fee        360        354       120         114       7.540%   7.498%
 131     Column         33     $930,000      $927,290         Fee        360        356       120         116       7.000%   6.958%
 132     Column         44     $892,000      $890,881         Fee        300        299       60          59        6.900%   6.858%
 133     Column     10,722     $875,000      $872,816         Fee        300        298       120         118       6.500%   6.458%
 134     Column         38     $824,000      $812,511         Fee        300        287       120         107       7.650%   7.608%
 135     Column      7,975     $765,000      $763,124         Fee        360        356       120         116       7.690%   7.648%
 137     Column         38     $710,000      $709,080         Fee        300        299       120         119       6.690%   6.648%
 138     Column         48     $680,000      $678,537         Fee        360        357       120         117       7.250%   7.208%
 139     Column         30     $647,000      $643,894         Fee        300        296       120         116       6.750%   6.708%
 140     Column      4,350     $500,000      $498,871         Fee        360        357       120         117       7.040%   6.998%
 141     Column         17     $485,000      $483,832         Fee        360        357       60          57        6.750%   6.708%


(A)      The Underlying Mortgage Loans secured by Century Plaza
         Apartments, Caesar's Palace Apartments, and Commander's Palace
         Apartments are cross-collateralized and cross-defaulted.
(B)      The Underlying Mortgage Loans secured by the Weslaco Portfolio and the McAllen Portfolio are cross-collateralized and cross-defaulted.
(C)      The Underlying Mortgage Loans secured by Oak Creek Apartments and Windrush Apartments are cross-collateralized and cross-defaulted.
(1)      Assumes a Cut-off Date
         in December 2002.
(2)      In the case of the ARD Loans, the anticipated repayment date is assumed to be the maturity date for the purposes of the indicated column.
(3)      Anticipated
         Repayment Date.
(4)      Prepayment Provision
         as of Origination:
         Lock/(x) = Lockout or
         Defeasance for (x)
         payments
         YMA/(y) = Greater of Yield Maintenance Premium and A% Prepayment
         for (y) payments 0%/(x) = Prepayable at par for (x) payments
(5)      "Yes" means that defeasance is permitted notwithstanding the Lockout Period.
(6)      This loan has an initial interest only period of 12 months. Fixed monthly principal and interest payment thereafter is
         $305,279.

            Interest                                                                        Prepayment                     Servicing
           Calculation                       First                                           Provision                        and
  #         (30/360 /       Monthly         Payment      Maturity                Loan    as of Origination   Defeasance     Trustee
           Actual/360)      Payment          Date          Date        ARD (3)   Type           (4)              (5)          Fees
------------------------------------------------------------------------------------------------------------------------------------
  1        Actual/360     $1,277,160     11/11/2002     10/11/2032   10/11/2012      ARD   Lock/116_0%/4         Yes        0.0420%
  2          30/360         $421,719      8/11/2002      7/11/2012          N/A  Balloon   Lock/114_0%/6         Yes        0.0520%
  3        Actual/360       $305,279(6)   1/11/2003     12/11/2032   12/11/2012      ARD   Lock/116_0%/4         Yes        0.0420%
  4        Actual/360       $273,809     11/11/2002     10/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0620%
  5        Actual/360       $267,289     12/11/2002     11/11/2032   11/11/2012      ARD   Lock/117_0%/3         Yes        0.0420%
  6        Actual/360       $252,564     10/11/2002      9/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  7        Actual/360       $173,940     10/11/2002      9/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  7A
  7B
  7C
  7D
  7E
  7F
  7G
  9        Actual/360       $171,503      7/11/2002      6/11/2032    6/11/2007      ARD   Lock/56_0%/4          Yes        0.0420%
  10       Actual/360       $129,792      9/11/2002      8/11/2032    8/11/2007      ARD   Lock/56_0%/4          Yes        0.0520%
  11       Actual/360       $138,650      8/11/2002      7/11/2007          N/A  Balloon   Lock/57_0%/3          Yes        0.0420%
  14       Actual/360        $96,031     12/11/2002     11/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  15       Actual/360        $99,402     11/11/2002     10/11/2032   10/11/2012      ARD   Lock/114_0%/6         Yes        0.0420%
  17       Actual/360        $79,428     12/11/2002     11/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  24       Actual/360        $69,291     11/11/2002     10/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  26       Actual/360        $76,703      4/11/2002      3/11/2032    3/11/2012      ARD   Lock/117_0%/3         Yes        0.0920%
 26A
 26B
  27       Actual/360        $66,147     10/11/2002      9/11/2009          N/A  Balloon   Lock/25_YM1/56_0%/3    No        0.0420%
  28       Actual/360        $64,085     10/11/2002      9/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  29       Actual/360        $66,322      7/11/2002      6/11/2012          N/A  Balloon   Lock/114_0%/6         Yes        0.0420%
  31       Actual/360        $55,938     10/11/2002      8/11/2012          N/A  Balloon   Lock/116_0%/3         Yes        0.0420%
  32       Actual/360        $59,061     10/11/2002      9/11/2032    9/11/2007      ARD   Lock/57_0%/3          Yes        0.0720%
  33       Actual/360        $56,327     10/11/2002      9/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  35       Actual/360        $36,480     10/11/2002      9/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
 35A
 35B
  36       Actual/360        $16,513     10/11/2002      9/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
 36A
 36B
  37       Actual/360        $46,765     11/11/2002     10/11/2012          N/A  Balloon   Lock/116_0%/4         Yes        0.0420%
  40       Actual/360        $50,883      9/11/2002      8/11/2012          N/A  Balloon   Lock/114_0%/6         Yes        0.0420%
  41       Actual/360        $43,533      9/11/2002      8/11/2007          N/A  Balloon   Lock/57_0%/3          Yes        0.0420%
  42       Actual/360        $47,662      6/11/2002      5/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  43       Actual/360        $47,055      5/11/2002      4/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  44       Actual/360        $46,409     11/11/2002     10/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%

            Interest                                                                        Prepayment                     Servicing
           Calculation                       First                                           Provision                        and
  #         (30/360 /       Monthly         Payment      Maturity                Loan    as of Origination   Defeasance     Trustee
           Actual/360)      Payment          Date          Date        ARD (3)   Type           (4)              (5)          Fees
------------------------------------------------------------------------------------------------------------------------------------
  48       Actual/360        $42,782     11/11/2002     10/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  49       Actual/360        $46,695     11/11/2001     10/11/2011          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  50       Actual/360        $35,900     11/11/2002     10/11/2012          N/A  Balloon   Lock/114_0%/6         Yes        0.0420%
  51       Actual/360        $41,253     11/11/2002     10/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  53       Actual/360        $39,580     11/11/2002     10/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  54       Actual/360        $34,736     10/11/2002      9/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  56       Actual/360        $33,575      9/11/2002      8/11/2007          N/A  Balloon   Lock/57_0%/3          Yes        0.0420%
  57       Actual/360        $21,021      6/11/2002      5/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  58       Actual/360        $16,545      6/11/2002      5/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  60       Actual/360        $36,841      5/11/2002      4/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  61       Actual/360        $33,403      9/11/2002      8/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  62       Actual/360        $31,834      9/11/2002      8/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  64       Actual/360        $33,746      6/11/2002      5/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  65       Actual/360        $27,874     10/11/2002      9/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  66       Actual/360        $31,249      9/11/2002      8/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  69       Actual/360        $49,959      8/11/2002      7/11/2012          N/A  Balloon   Lock/119_0%/1         Yes        0.0420%
  72       Actual/360        $26,612     10/11/2002      9/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  73       Actual/360        $24,639      8/11/2002      7/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  74       Actual/360        $24,951     11/11/2002     10/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  75       Actual/360        $23,521      9/11/2002      8/11/2007          N/A  Balloon   Lock/57_0%/3          Yes        0.0420%
  76       Actual/360        $26,440      6/11/2002      5/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  77       Actual/360        $25,895      9/11/2002      8/11/2012          N/A  Balloon   Lock/114_0%/6         Yes        0.0420%
  78       Actual/360        $25,744      6/11/2002      5/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  79       Actual/360        $21,398     10/11/2002      9/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  80       Actual/360        $21,283     12/11/2002     11/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  81       Actual/360        $22,735      8/11/2002      7/11/2007          N/A  Balloon   Lock/57_0%/3          Yes        0.0420%
  82       Actual/360        $26,807      5/11/2001      4/11/2011          N/A  Balloon   Lock/114_0%/6         Yes        0.0420%
  83       Actual/360        $21,407      8/11/2002      7/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  84       Actual/360        $22,210      4/11/2002      3/11/2012          N/A  Balloon   Lock/36_YM1/81_0%/3    No        0.0420%
  85       Actual/360        $19,807     10/11/2002      9/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0720%
  86       Actual/360        $20,862      9/11/2002      8/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  87       Actual/360        $21,863     12/11/2002     11/11/2012          N/A  Balloon   Lock/114_0%/6         Yes        0.0420%
  89       Actual/360        $20,178     10/11/2002      9/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  90       Actual/360        $17,890     11/11/2002     10/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  91       Actual/360        $20,282      9/11/2002      8/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0720%
  92       Actual/360        $20,178      6/11/2002      5/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  93       Actual/360        $17,234     11/11/2002     10/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  96       Actual/360        $15,618     11/11/2002     10/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
  97       Actual/360        $17,783      9/11/2002      8/11/2007          N/A  Balloon   Lock/54_0%/6          Yes        0.0420%
  98       Actual/360        $18,556     11/11/2002     10/11/2012          N/A  Balloon   Lock/114_0%/6         Yes        0.0420%
 100       Actual/360        $14,746     10/11/2002      9/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
 101       Actual/360        $16,351      6/11/2002      5/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
 102       Actual/360        $15,047     10/11/2002      9/11/2012          N/A  Balloon   Lock/114_0%/6         Yes        0.0420%
 103       Actual/360        $15,755     10/11/2002      9/11/2012          N/A  Balloon   Lock/114_0%/6         Yes        0.0420%
 105       Actual/360        $14,910     11/11/2002     10/11/2012          N/A  Balloon   Lock/114_0%/6         Yes        0.0420%
 106       Actual/360        $15,156     12/11/2001     11/11/2011          N/A  Balloon   Lock/114_0%/6         Yes        0.0420%
 107       Actual/360        $12,799     10/11/2002      9/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
 108       Actual/360        $14,180      5/11/2002      4/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
 109       Actual/360        $13,346      8/11/2002      7/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%

            Interest                                                                        Prepayment                     Servicing
           Calculation                       First                                           Provision                        and
  #         (30/360 /       Monthly         Payment      Maturity                Loan    as of Origination   Defeasance     Trustee
           Actual/360)      Payment          Date          Date        ARD (3)   Type           (4)              (5)          Fees
------------------------------------------------------------------------------------------------------------------------------------
 110       Actual/360        $13,492     10/11/2002      9/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
 111       Actual/360        $12,320      8/11/2002      7/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
 112       Actual/360        $13,127     11/11/2002     10/11/2007          N/A  Balloon   Lock/54_0%/6          Yes        0.0420%
 113       Actual/360        $13,067      9/11/2002      8/11/2007          N/A  Balloon   Lock/54_0%/6          Yes        0.0420%
 114       Actual/360        $10,296     12/11/2002     11/11/2012          N/A  Balloon   Lock/114_0%/6         Yes        0.0420%
 115       Actual/360        $10,695      9/11/2002      8/11/2012          N/A  Balloon   Lock/114_0%/6         Yes        0.0420%
 118       Actual/360         $8,217     11/11/2002     10/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
 120       Actual/360         $9,075     12/11/2001     11/11/2011          N/A  Balloon   Lock/114_0%/6         Yes        0.0420%
 121       Actual/360         $7,978     12/11/2002     11/11/2012          N/A  Balloon   Lock/114_0%/6         Yes        0.0420%
 122       Actual/360         $7,408     11/11/2002     10/11/2012          N/A  Balloon   Lock/114_0%/6         Yes        0.0420%
 124       Actual/360         $7,880      9/11/2002      8/11/2012          N/A  Balloon   Lock/114_0%/6         Yes        0.0420%
 125       Actual/360         $7,744      3/11/2002      2/11/2012          N/A  Balloon   Lock/114_0%/6         Yes        0.0420%
 127       Actual/360         $7,368      9/11/2002      8/11/2012          N/A  Balloon   Lock/117_0%/3         Yes        0.0420%
 128       Actual/360         $7,340     11/11/2002     10/11/2012          N/A  Balloon   Lock/114_0%/6         Yes        0.0420%
 129       Actual/360         $7,068     11/11/2002     10/11/2012          N/A  Balloon   Lock/114_0%/6         Yes        0.0420%
 130       Actual/360         $7,020      7/11/2002      6/11/2012          N/A  Balloon   Lock/114_0%/6         Yes        0.0420%
 131       Actual/360         $6,187      9/11/2002      8/11/2012          N/A  Balloon   Lock/114_0%/6         Yes        0.0420%
 132       Actual/360         $6,248     12/11/2002     11/11/2007          N/A  Balloon   Lock/36_YM1/21_0%/3    No        0.0420%
 133       Actual/360         $5,908     11/11/2002     10/11/2027   10/11/2012    ARD      Lock/117_0%/3        Yes        0.0420%
 134       Actual/360         $6,170     12/11/2001     11/11/2011          N/A  Balloon   Lock/114_0%/6         Yes        0.0420%
 135       Actual/360         $5,449      9/11/2002      8/11/2012          N/A  Balloon   Lock/114_0%/6         Yes        0.0420%
 137       Actual/360         $4,879     12/11/2002     11/11/2012          N/A  Balloon   Lock/114_0%/6         Yes        0.0420%
 138       Actual/360         $4,639     10/11/2002     9/11/2012           N/A  Balloon   Lock/114_0%/6         Yes        0.0420%
 139       Actual/360         $4,470      9/11/2002      8/11/2012          N/A  Balloon   Lock/114_0%/6         Yes        0.0420%
 140       Actual/360         $3,340     10/11/2002     9/11/2012           N/A  Balloon   Lock/36_YM1/81_0%/3    No        0.0420%
 141       Actual/360         $3,146     10/11/2002     9/11/2007           N/A  Balloon   Lock/54_0%/6          Yes        0.0420%


(A)        The Underlying Mortgage Loans secured by Century Plaza
           Apartments, Caesar's Palace Apartments, and Commander's Palace
           Apartments are cross-collateralized and cross-defaulted.
(B)        The Underlying Mortgage Loans secured by the Weslaco Portfolio and the McAllen Portfolio are cross-collateralized and cross-defaulted.
(C)        The Underlying Mortgage Loans secured by Oak Creek Apartments and Windrush Apartments are cross-collateralized and cross-defaulted.
(1)        Assumes a Cut-off Date
           in December 2002.
(2)        In the case of the ARD Loans, the anticipated repayment date is assumed to be the maturity date for the purposes of the indicated column.
(3)        Anticipated
           Repayment Date.
(4)        Prepayment Provision
           as of Origination:
           Lock/(x) = Lockout or
           Defeasance for (x)
           payments
           YMA/(y) = Greater of Yield Maintenance Premium and A% Prepayment
           for (y) payments 0%/(x) = Prepayable at par for (x) payments
(5)        "Yes" means that defeasance is permitted notwithstanding the Lockout Period.
(6)        This loan has an initial interest only period of 12 months. Fixed monthly principal and interest payment thereafter is
           $305,279.

                             Environmental                         Letter
            Earthquake         Insurance    Letter of             of Credit
  #          Insurance           (Y/N)        Credit             Description
---------------------------------------------------------------------------------------
  1             N/A               No            N/A                   N/A
  2             N/A               No          $246,250     Required Repairs Letter of
                                                                     Credit
  3             N/A               Yes           N/A                   N/A
  4             No                No            N/A                   N/A
  5             No                No            N/A                   N/A
  6             N/A               No            N/A                   N/A
  7             N/A               Yes           N/A                   N/A
  7A            N/A               Yes
  7B            N/A               Yes
  7C            N/A               Yes
  7D            N/A               Yes
  7E            N/A               Yes
  7F            N/A               Yes
  7G            N/A               Yes
  9             N/A               No            N/A                   N/A
  10            N/A               No            N/A                   N/A
  11            N/A               No            N/A                   N/A
  14            N/A               No            N/A                   N/A
  15            N/A               No          $520,000       AT&T TILC Escrow Fund
  17            N/A               Yes           N/A                   N/A
  24            N/A               No            N/A                   N/A
  26            N/A               No            N/A                   N/A
 26A            N/A               No
 26B            N/A               No
  27            N/A               No            N/A                   N/A
  28            N/A               No            N/A                   N/A
  29            N/A               No            N/A                   N/A
  31            N/A               No            N/A                   N/A
  32            No                No            N/A                   N/A
  33            N/A               No            N/A                   N/A
  35            N/A               No            N/A                   N/A
 35A            N/A               No
 35B            N/A               No
  36            N/A               No            N/A                   N/A
 36A            N/A               No
 36B            N/A               No
  37            N/A               No            N/A                   N/A
  40            N/A               No            N/A                   N/A
  41            N/A               No            N/A                   N/A
  42            N/A               No            N/A                   N/A
  43            N/A               No            N/A                   N/A
  44            N/A               No            N/A                   N/A




                             Environmental                         Letter
            Earthquake         Insurance    Letter of             of Credit
  #          Insurance           (Y/N)        Credit             Description
---------------------------------------------------------------------------------------
  48            N/A               No            N/A                   N/A
  49            N/A               No            N/A                   N/A
  50            N/A               No            N/A                   N/A
  51            N/A               No            N/A                   N/A
  53            N/A               No            N/A                   N/A
  54            N/A               No            N/A                   N/A
  56            N/A               No            N/A                   N/A
  57            N/A               No            N/A                   N/A
  58            N/A               No            N/A                   N/A
  60            N/A               No            N/A                   N/A
  61            N/A               No            N/A                   N/A
  62            N/A               No            N/A                   N/A
  64            N/A               No            N/A                   N/A
  65            N/A               No            N/A                   N/A
  66            N/A               No            N/A                   N/A
  69            N/A               No            N/A                   N/A
  72            N/A               No            N/A                   N/A
  73            N/A               No            N/A                   N/A
  74            No                No            N/A                   N/A
  75            N/A               No            N/A                   N/A
  76            N/A               No            N/A                   N/A
  77            N/A               No            N/A                   N/A
  78            N/A               No            N/A                   N/A
  79            N/A               No            N/A                   N/A
  80            N/A               No            N/A                   N/A
  81            N/A               No            N/A                   N/A
  82            N/A               No            N/A                   N/A
  83            N/A               No            N/A                   N/A
  84            N/A               Yes           N/A                   N/A
  85            N/A               No            N/A                   N/A
  86            N/A               No            N/A                   N/A
  87            N/A               Yes           N/A                   N/A
  89            N/A               No            N/A                   N/A
  90            N/A               No            N/A                   N/A
  91            N/A               No            N/A                   N/A
  92            N/A               No            N/A                   N/A
  93            N/A               No            N/A                   N/A
  96            No                No            N/A                   N/A
  97            N/A               Yes           N/A                   N/A
  98            N/A               Yes           N/A                   N/A
 100            N/A               No            N/A                   N/A
 101            N/A               No            N/A                   N/A
 102            N/A               Yes           N/A                   N/A
 103            N/A               Yes           N/A                   N/A
 105            N/A               Yes           N/A                   N/A
 106            N/A               Yes           N/A                   N/A
 107            N/A               No            N/A                   N/A
 108            N/A               No            N/A                   N/A
 109            N/A               No            N/A                   N/A




                            Environmental                         Letter
            Earthquake         Insurance    Letter of             of Credit
  #          Insurance           (Y/N)        Credit             Description
---------------------------------------------------------------------------------------
 110            N/A               No            N/A                   N/A
 111            N/A               No            N/A                   N/A
 112            N/A               Yes           N/A                   N/A
 113            N/A               Yes           N/A                   N/A
 114            N/A               Yes           N/A                   N/A
 115            N/A               Yes           N/A                   N/A
 118            N/A               No            N/A                   N/A
 120            N/A               Yes           N/A                   N/A
 121            N/A               Yes           N/A                   N/A
 122            N/A               Yes           N/A                   N/A
 124            N/A               Yes           N/A                   N/A
 125            N/A               Yes           N/A                   N/A
 127            N/A               No            N/A                   N/A
 128            N/A               Yes           N/A                   N/A
 129            N/A               Yes           N/A                   N/A
 130            No                Yes           N/A                   N/A
 131            N/A               Yes           N/A                   N/A
 132            N/A               Yes           N/A                   N/A
 133            N/A               No            N/A                   N/A
 134            N/A               Yes           N/A                   N/A
 135            N/A               Yes           N/A                   N/A
 137            N/A               Yes           N/A                   N/A
 138            N/A               Yes           N/A                   N/A
 139            N/A               Yes           N/A                   N/A
 140            N/A               Yes           N/A                   N/A
 141            N/A               Yes           N/A                   N/A


(A)   The Underlying Mortgage Loans secured by Century Plaza
      Apartments, Caesar's Palace Apartments, and Commander's Palace
      Apartments are cross-collateralized and cross-defaulted.
(B)   The Underlying Mortgage Loans secured by the Weslaco Portfolio and the McAllen Portfolio are cross-collateralized and cross-defaulted.
(C)   The Underlying Mortgage Loans secured by Oak Creek Apartments and Windrush Apartments are cross-collateralized and cross-defaulted.
(1)   Assumes a Cut-off Date
      in December 2002.
(2)   In the case of the ARD Loans, the anticipated repayment date is assumed to be the maturity date for the purposes of the indicated column.
(3)   Anticipated
      Repayment Date.
(4)   Prepayment Provision
      as of Origination:
      Lock/(x) = Lockout or
      Defeasance for (x)
      payments
      YMA/(y) = Greater of Yield Maintenance Premium and A% Prepayment
      for (y) payments 0%/(x) = Prepayable at par for (x) payments
(5)   "Yes" means that defeasance is permitted notwithstanding the Lockout Period.
(6)   This loan has an initial interest only period of 12 months. Fixed monthly principal and interest payment thereafter is
      $305,279.

                                     III-20

                                  SCHEDULE III

                   MORTGAGE LOANS CONSTITUTING MORTGAGE GROUPS


Weslaco Portfolio
McAllen Portfolio


Oak Creek Apartments
Windrush Apartments

                                   SCHEDULE IV

                         MORTGAGE LOANS WITH LOST NOTES

                                      NONE

                                   SCHEDULE V

              EXCEPTIONS TO SELLER'S REPRESENTATIONS AND WARRANTIES

         Reference is made to the Representations and Warranties set forth in Exhibit A corresponding to the numbers set forth below:

Rep (14)
Each related mortgaged property is required to be covered by business interruption insurance which covers a period of not less than 12 months, and no such business interruption insurance is in place with respect to the following properties:

         Forest Hollow Estates
         Carriage Village MHP
         Brookhollow MHP

Rep (14)
Each mortgaged property is required, as of the date of origination, to have had in place an insurance policy covering acts of terrorism or damage related thereto; however, no such terrorism coverage is in place with respect to the following properties:

         Brockbank Apartments
         Brookhollow MHP
         Capewood Apartments
         Carriage Village MHP
         Forest Hollow Estates
         Jackson Square Apartments
         Park Ridge Apartments

Rep (18)
With respect to the mortgaged property known as 1633 Broadway, an amendment dated October 1, 2002 has been entered into with respect to the ground lease.

Rep (32)
With respect to the mortgage loans known as Weslaco Portfolio and McAllen Portfolio, the respective deeds of trust obligate the lender at the borrowers request, with respect to the Weslaco Portfolio, to release the McAllen note from the lien of the deed of trust on the McAllen Portfolio, and with respect to the McAllen Portfolio, to release the Weslaco note from the lien of the deed of trust on the Weslaco Portfolio, at any time after three years from the date of the deed of trust upon: (i) Weslaco Portfolio's achievement of an underwritten debt service coverage ratio of 1.25x, McAllen Portfolio's achievement of an underwritten debt service coverage ratio of 1.25x and the achievement of a combined underwritten debt service coverage ratio of 1.25x for Weslaco Portfolio and McAllen Portfolio, (ii) provided no event of default has occurred or is continuing and (iii) provided that a portion of the property that secures the Weslaco Portfolio and McAllen Portfolio loans has no more than 10% vacancy.

Rep (37)
With respect to the following properties, lender has no right to consent to transfers of interests in CBL & Associates Properties, Inc. or CBL & Associates Properties, Limited Partnership on public or private markets or through a merger or consolidation:

         CBL Center
         Fashion Square Mall

Rep (37)
With respect to the following properties, so long as Pan Pacific Retail Properties is a member of the borrower and is a publicly traded company, any sale or pledge of its stock shall not give rise to a right to accelerate the loan:

         Plaza Escuela

Rep (37)
1633 Broadway: The borrower may transfer its beneficial interest without the consent of lender so long as, if the transfer is for more than 49% of a beneficial interest in the borrower in one or more series of transactions, the borrower is controlled by a "Qualified Institutional Borrower," as defined in the Loan Documents.

Rep (37)
Village of Rochester Hills: To the extent a publicly traded REIT or similar entity later becomes the substantial owner of the Borrower, ownership interests in that publicly traded entity may be sold or transferred even if the effect is to cause a change in the ultimate majority interest in the related Borrower so long as such REIT or similar entity is listed on the New York Stock Exchange or other nationally recognized stock exchange.

Rep (49)
Each mortgage loan is required to be non-recourse, and either a principal of the borrower, an entity controlled by a principal of the borrower or other guarantor with significant assets other than any interest in the borrower is required to be liable in case of certain events. No such guarantor is in place for the following properties:

         1633 Broadway
         Fashion Square Mall
         Siemens Westinghouse Office Building

Rep (49)
Lifestyles MHP: Each mortgage loan is required to be non-recourse, and either a principal of the borrower, an entity controlled by a principal of the borrower or other guarantor with significant assets other than any interest in the borrower is required to be liable in case of certain events. There is no recourse liability in the case of involuntary bankruptcy.

                                                             SCHEDULE VI

                                       DATES OF SHIPMENT OF DUE DILIGENCE MATERIALS TO GMACCM

                                                   CSFB Phase I Shipment - 9/26/02
  #         Property Name                                          City                    State    Cut-Off Balance
-----------------------------------------------------------------------------------------------------------------------
  1         Fashion Mall                                           Saginaw                  MI            $  62,013,756
  2         Creekside Apartments II                                Bensalem                 PA               39,897,962
  3         Tri-Star Estates                                       Bourbonnais              IL               26,080,248
  4         Siemens Westinghouse Office Building                   Orlando                  FL               24,912,741
  5         Walnut Ridge Apartments                                Corpus Christi           TX               22,305,552
  6         100 Middle Street                                      Portland                 ME               20,935,330
  7         Costa Mesa Square                                      Costa Mesa               CA               15,474,418
  8         CBL Center                                             Chattanooga              TN               14,942,623
  9         St. Tropez Apartments                                  San Antonio              TX               11,452,656
-----------------------------------------------------------------------------------------------------------------------
            Gannon Portfolio                                                                                 11,087,647
 10         Gannon Ridge Pointe Crossing Apartments                St. Ann                  MO                9,054,995
 11         Gannon Ridge Pointe Crossing West Apartments           Maryland Hts             MO                2,032,653
-----------------------------------------------------------------------------------------------------------------------
 12         Corporate Pointe at Summarily Center                   Las Vegas                NV                9,776,807
 13         Brockbank Apartments                                   Dallas                   TX                9,672,400
 14         Woodcraft Apartments                                   Flagstaff                AZ                9,273,809
 15         Pacific Bell Directory Building                        Anaheim                  CA                9,177,341
 16         Churchill Square Shopping Center                       Coal                     FL                8,767,844
 17         College Plaza                                          Oceanside                CA                7,987,429
 18         Annandale Financial Center                             Annandale                VA                7,380,113
 19         Parkway Crossing Apartments                            Asheville                NC                7,272,868
 20         WestCoast Colonial Hotel                               Helena                   MT                5,965,335
------------------------------------------------------------------------------------------------------------------------
       (A)  Weslaco Portfolio                                                                                 5,817,950
 21         Trail's End                                            Weslaco                  TX                3,032,676
 22         Leisure World                                          Weslaco                  TX                2,785,274
------------------------------------------------------------------------------------------------------------------------
 23         Phoenix Business Park                                  Atlanta                  GA                5,726,079
 24         River Oaks Apartments                                  Oakland Park             FL                5,585,178
 25         Sutton Place Apartments                                Corpus Christi           TX                5,579,417
 26         440 Benmar Place Office Building                       Houston                  TX                5,134,065
 27         1322 Space Park Drive                                  Houston                  TX                4,983,861
 28         Walden of Lakewood Apartments                          Plant City               FL                4,585,535
 29         Easton Marketplace                                     Easton                   MD                4,363,586
 30         Northpointe Crossing                                   High Point               NC                4,438,673
 31         Parkdale Greens Apartments                             Beaumont                 TX                3,834,964
 32         Sterling MHP                                           Lakeland                 FL                3,786,946
 33         The Meadows Apartments                                 Lancaster                TX                3,540,045
 34         Woodside Village Apartments                            Beaumont                 TX                3,331,936
 35         12000 Westheimer Office Building                       Houston                  TX                3,190,216
 36         Robersonville Town Center                              Robersonville            NC                3,132,283
 37         Festival Market of Anderson                            Anderson Township        OH                2,991,591
------------------------------------------------------------------------------------------------------------------------
       (A)  McAllen Portfolio                                                                                 2,633,132
 38         Homestead Ranch                                        McAllen                  TX                1,356,462
 39         The Homestead                                          McAllen                  TX                1,276,670
------------------------------------------------------------------------------------------------------------------------
 40         Jasmine Park Apartments                                Pasadena                 TX                2,393,523
 41         Whispering Sands                                       Las Vegas                NV                2,019,846
 42         Saginaw Plaza                                          Henrietta                NY                1,992,944
 43         U-Stor Federal                                         Denver                   CO                1,952,726
 44         Carriage House Apartments                              Nederland                TX                1,917,482
 45         Blockbuster Del City                                   Del City                 OK                1,045,112
------------------------------------------------------------------------------------------------------------------------
                                                                                                          $ 408,353,971

 (A) The Mortgage Loans secured by the Weslaco Portfolio and the McAllen Portfolio loans are cross-collateralized and cross-defaulted.

                                             CSFB Phase II Shipment - 10/2/02
  #    Property Name                                City                          State                Current Loan Balance
---------------------------------------------------------------------------------------------------------------------------
       Maryland Industrial Portfolio                                                                      $ 28,203,913
  1    1325-1381 Western Avenue                     Baltimore                       MD                       5,872,187
  2    4611 Mercedes Drive                          Belcamp                         MD                       5,637,299
  3    6940 San Tomas Road                          Elkridge                        MD                       4,541,158
  4    7155 Montevideo Road                         Jessup                          MD                       3,702,199
  5    9050 Junction Drive                          Annapolis                       MD                       3,694,584
  6    8869 Greenwood Place                         Savage                          MD                       2,740,358
  7    7151 Montevideo Road                         Jessup                          MD                       2,013,396
---------------------------------------------------------------------------------------------------------------------------
  8    Signature Place Apartments                   Marietta                        GA                      19,465,994
  9    7447 - 7457 Harwin                           Houston                         TX                       6,819,166
  10   Premier on Woodfair Apartments               Houston                         TX                       6,567,263
  11   Hampton Inn Columbia                         Columbia                        SC                       5,587,229
  12   16350 Park Ten                               Houston                         TX                       4,828,168
  13   Whitesburg Plaza                             Huntsville                      AL                       3,944,856
  14   Louis Bank of Commerce                       San Diego                       CA                       3,788,573
  15   16360 Park Ten                               Houston                         TX                       3,782,895
  16   9898 Bissonnet Street                        Houston                         TX                       3,683,345
  17   Florence Apartments                          Florence                        KY                       3,194,533
  18   2600 South Loop                              Houston                         TX                       2,886,946
  19   6430 Richmond                                Houston                         TX                       2,339,422
  20   Pinewood Village Apartments                  Speedway                        IN                       1,989,755
  21   Creekside Shopping Center                    Raleigh                         NC                       1,310,258
---------------------------------------------------------------------------------------------------------------------------
                                                                                                     $      98,389,584


                                            CSFB Phase III Shipment - 10/9/02
  #   Property Name                                      City                     State               Current Loan Balance
---------------------------------------------------------------------------------------------------------------------------
  1   Plaza Escuela                                      Walnut Creek               CA                    $ 41,936,158
---------------------------------------------------------------------------------------------------------------------------
      Dallas Metroplex Office Building Portfolio                                                            31,109,071
  2   Highpoint Oaks                                     Lewisville                 TX                      14,138,674
  3   Metroplex 2                                        Carrollton                 TX                       9,691,672
  4   Coppell 2                                          Coppell                    TX                       7,278,725
---------------------------------------------------------------------------------------------------------------------------
  5   One Atlantic Street                                Stamford                   CT                      10,773,982
  6   AmeriSuites San Antonio                            San Antonio                TX                       6,510,310
  7   AmeriSuites Austin                                 Austin                     TX                       6,001,458
  8   AmeriSuites Houston                                Houston                    TX                       5,786,942
  9   Moraine Court                                      Bridgeview                 IL                       5,271,920
 10   Carriage Village MHP                               Tulsa                      OK                       3,730,005
 11   Jackson Square Apartments                          San Antonio                TX                       2,992,364
 12   Park Ridge Apartments                              El Paso                    TX                       2,844,882
 13   Capri MHP                                          Fontana                    CA                       2,543,074
 14   Second Dimension Apartments                        Ft. Worth                  TX                       2,504,456
 15   Desert Springs Inn                                 Las Vegas                  NV                       2,314,595
 16   Twelve Oaks Medical Complex                        Austin                     TX                       2,097,642
 17   First Line Apartments                              Pasadena                   TX                       2,030,237
 18   Mill Stream Run Apartments                         Berea                      OH                       2,019,379
 19   Afton Gardens Apartments                           Houston                    TX                       1,992,911
 20   Dorwood Mobile Home Park                           Wilson                     NY                       1,890,795
 21   Seven Gables Apartments                            Houston                    TX                       1,195,100
 22   Lifestyles MHP                                     Festus                     MO                       1,157,111
 23   Forest Hollow Estates                              Whitehouse                 TX                       1,114,814
 24   New Richmond Place Apartments                      Baton Rouge                LA                       1,092,413
 25   Manor Mobile Home Park                             San Bernardino             CA                         996,151
 26   The Barclay House                                  Westland                   MI                         927,290
 27   Johanna Square Apartments                          Houston                    TX                         812,511
 28   Bellmead Shopping Center                           Bellmead                   TX                         763,124
 29   InSite Harvard                                     Harvard                    IL                         525,735
 30   8250 W. Charleston Blvd.                           Las Vegas                  NV                         498,946
 31   The Wiltshire                                      Washington                 DC                         483,832
---------------------------------------------------------------------------------------------------------------------------
                                                                                                          $143,917,207


                                         CSFB Phase IV Shipment - 10/16/02
  #    Property Name                                  City                     State            Current Loan Balance
--------------------------------------------------------------------------------------------------------------------
  1    30 A&B Vreeland Road                           Florham Park              NJ                     $ 15,450,781
  2    West Anderson Plaza                            Austin                    TX                        9,086,168
  3    Lakeshore North Apartments                     Waco                      TX                        5,790,091
  4    Capewood Apartments                            Houston                   TX                        3,388,066
  5    Holiday Inn - Paris                            Paris                     TX                        3,334,114
  6    Rampart Gardens Apartments                     Houston                   TX                        3,210,498
  7    Fair Acres Apartments                          Portland                  OR                        2,150,046
  8    Country Club Village Apartments                Houston                   TX                        1,715,558
  9    Brookhollow MHP                                Tyler                     TX                        1,512,962
  10   Aspen Meadows MHP                              Evans                     CO                          996,470
  11   Chamisa MHP and Self Storage                   Albuquerque               NM                          948,208
--------------------------------------------------------------------------------------------------------------------
                                                                                                       $ 47,582,962


                                         CSFB Phase V Shipment - 10/23/02
  #    Property Name                                  City                     State            Current Loan Balance
--------------------------------------------------------------------------------------------------------------------
  1    The River at Rancho Mirage                     Rancho Mirage             CA                     $ 40,965,044
  2    Oaks on Bissonet                               Houston                   TX                        7,787,423
  3    Heritage House Apartments                      Amarillo                  TX                        3,112,885
  4    Oak Creek Apartments                           San Antonio               TX                        3,085,083
  5    Windrush Apartments                            San Antonio               TX                        2,423,342
  6    7000 Terminal Square Bldg.                     Upper Darby               PA                        2,261,705
  7    Toledo Terrace                                 Lubbock                   TX                          890,677
  8    CVS Madisonville                               Madisonville              KY                          871,738
  9    Royal Oaks Apartments-KS                       Atchison                  KS                          678,537
--------------------------------------------------------------------------------------------------------------------
                                                                                                       $ 62,076,434

                                           CSFB Phase VI Shipment - 10/28/02
  #    Property Name                                   City                   State             Current Loan Balance
--------------------------------------------------------------------------------------------------------------------
  1    1633 Broadway                                   New York                NY                      $219,561,237
  2    Northgate Mall                                  Cincinnatti             OH                        81,873,863
  3    Village of Rochester Hills                      Rochester Hills         MI                        49,000,000
  4    Centerville Park Apartments                     West Carrollton         OH                        16,719,441
  5    Westchase Bank Building                         Houston                 TX                        12,970,050
  6    Silverlake Plaza II                             Pearland                TX                         6,430,974
  7    Theatre Square                                  Swarthmore              PA                         3,991,291
  8    Federal Hill Lofts                              Baltimore               MD                         3,471,671
  9    Enchanted Lakes MHP                             Malabar                 FL                         1,793,972
  10   Pacific Palms Apartments                        Las Vegas               NV                         1,625,076
  11   Grovepark Apartments                            Lansing                 MI                         1,198,429
  12   Delaware Court Apartments                       Indianapolis            IN                           707,622
  13   106 Crescent, 18, 22 and 26 Roberts St.         Kirkwood                NY                           643,894
--------------------------------------------------------------------------------------------------------------------
                                                                                                       $399,987,521

                                    EXHIBIT A

                 REPRESENTATIONS AND WARRANTIES WITH RESPECT TO
                               THE MORTGAGE LOANS

         For purposes of this Exhibit, the phrases "to the knowledge of Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller regarding the matters referred to, in each case (i) after having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent commercial or multifamily mortgage lenders, as applicable, with respect to similar mortgage loans or similar mortgaged properties at the time of the origination of the particular Mortgage Loan and (ii) subsequent to such origination, utilizing the servicing and monitoring practices customarily utilized by prudent commercial or multifamily mortgaged loan servicers with respect to securitizable commercial or multifamily, as applicable, mortgage loans, including inquiry with a representative of the loan servicer designated as the party responsible for the knowledge of the servicer pertaining to such Mortgage Loan, and the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller regarding the matters referred to, in each case without having conducted any independent inquiry or due diligence with respect to such matters and without any actual or implied obligation to have done so. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge and the actual knowledge of the Seller. For purposes of the representations and warranties set forth below in (a) the second sentence of Paragraph 7, (b) Paragraph 25 and (c) Paragraph 36, the phrases "to the Seller's knowledge" or "to the Seller's actual knowledge" shall also include the actual state of knowledge of the individual(s) responsible for servicing the related Mortgage Loan or Loans on behalf of the Seller's loan servicer regarding the matters referred to, in each case without having conducted any independent inquiry or due diligence with respect to such matters and without any actual or implied obligation to have done so.

         The Seller hereby represents and warrants, subject to the exceptions set forth in Schedule V, with respect to the Mortgage Loans that, as of the date hereinbelow specified or, if no such date is specified, as of the date hereof:

         1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of the definition of Mortgage Loan Schedule in the Pooling and Servicing Agreement) and correct in all material respects as of the dates of the information set forth therein (or, if not set forth therein, and in all events no earlier than, as of the Due Dates of the Mortgage Loans in December 2002).

         2. Ownership of Mortgage Loans. Immediately prior to the transfer to the Depositor of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Depositor free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. Subject to the completion of the names and addresses of the assignees and endorsees and any missing recording information in all instruments of transfer or assignment and endorsements and the completion of all recording and filing contemplated hereby and by the Pooling and Servicing Agreement, the Seller will have validly and effectively conveyed to the Depositor all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest created by or through the Seller. The sale of the Mortgage Loans to the Depositor or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Note is, or shall be as of the Closing Date, properly endorsed to the Depositor or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

         3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan due on or before the applicable Cut-off Date is 30 days or more past due, and no Mortgage Loan has been 30 days or more delinquent in the twelve-month period immediately preceding the applicable Cut-off Date, in each case without giving effect to any applicable grace period.

         4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and enforceable first priority lien upon the related Mortgaged Property, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding an equity or at law), prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment) meeting the requirements in Paragraph 8, none of which, individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the current use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or such pro forma title policy or "marked-up" commitment), meeting the requirements in Paragraph 8, none of which, individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the current use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan, (d) other matters to which like properties are commonly subject, none of which materially interferes with the security intended to be provided by such Mortgage, the use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan, (e) the rights of tenants to remain (whether under ground leases or space leases) at the Mortgaged Property following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan constitutes a Crossed Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same group of Crossed Mortgage Loans (the foregoing items (a) through (f) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage, subject to insertion of the name of the Trustee and any missing recording information, is in recordable form and constitutes a legal, valid, binding and enforceable assignment thereof from the relevant assignor to the Trustee (subject to the exceptions set forth in Paragraph 13 below).

         5. Assignment of Leases and Rents. The Mortgage File contains an assignment of leases and rents ("Assignment of Leases"), either as a separate instrument or incorporated into the related Mortgage, which establishes and creates a valid, subsisting and enforceable first priority lien on and security interest in the property and rights described therein, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforcement is considered in proceeding in equity or at law), and subject as to priority to the Permitted Encumbrances; and each assignor thereunder has the full right to assign the same. The related assignment of such Assignment of Leases, subject to insertion of the name of the Trustee and any missing recording information, is in recordable form and constitutes a legal, valid, binding and enforceable assignment thereof from the relevant assignor to the Trustee (subject to the exceptions set forth in Paragraph 13 below). No person owns any interest in any payments due under the related leases that is superior to the lien created by such Assignment of Leases, if any.

         6. Mortgage Status; Waivers and Modifications. No Mortgage related to a Mortgage Loan has been satisfied, canceled, rescinded or subordinated (other than a subordination included in the related Mortgage File) in whole or in material part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in material part nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release. None of the terms of any Note, Mortgage or Assignment of Leases related to a Mortgage Loan have been impaired, waived, altered or modified in any material respect, except by written instruments, all of which are included in the related Mortgage File. No satisfaction, cancellation, rescission, subordination, release, impairment, waiver, alteration or modification with respect to a Mortgage Loan has occurred or been granted or been consented to since the date due diligence materials with respect to such Mortgage Loan were shipped by the Seller for delivery to GMACCM as indicated on
Schedule VI hereto. The Seller has not taken any affirmative action that would cause the representations and warranties of the related Borrower under the Mortgage Loan not to be true and correct in any material respect.

         7. Condition of Property; Condemnation. Each Mortgaged Property securing a Mortgage Loan is, to the Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in such case where an escrow of funds or letter of credit exists sufficient to pay for the necessary repairs and maintenance). As of the date of origination of such Mortgage Loan, and subsequent to such date, the Seller has not received notice (and is not otherwise aware) of, and as of the date hereof, to the Seller's actual knowledge, there is not, any proceeding pending for the total or partial condemnation of or affecting the Mortgaged Property securing any Mortgage Loan. As of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, and wholly outside any easements, except for encroachments that are insured against by the lender's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property, except for encroachments that do not materially and adversely affect the value or marketability of such Mortgaged Property.

         8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") in the original principal amount of such Mortgage Loan after all advances of principal insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the exceptions stated therein (or a pro forma title policy or marked up title insurance commitment on which the required premium has been paid exists which evidences that such Title Policy will be issued). Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, and no material claims have been made thereunder and no claims have been paid thereunder (and the Seller has not received notice of any material claims having been made or paid thereunder). No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. The insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located (unless such jurisdiction is the State of Iowa), and such Title Policy contains no exclusion for, or it affirmatively insures (unless, in the case of clause (b) below, the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road and (b) that the area shown on the survey conducted in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

         9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been made but a portion thereof is being held back pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto. Any and all requirements under each Mortgage Loan as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material aspects or any such funds so escrowed have not been released.

         10. Mortgage Provisions. The Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in Paragraph 13 below) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

         11. Trustee under Deed of Trust. If the Mortgage in respect of any Mortgage Loan is a deed of trust, (a) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage or may be substituted in accordance with applicable law by the related mortgagee, and (b) except in connection with a trustee's sale after default by the related Borrower, no fees or expenses are payable to such trustee by the Seller, the Depositor or any transferee thereof.

         12. Environmental Conditions. Except with respect to the Mortgage Loans identified on Schedule V hereto (all of which are covered by one or more secured creditor impairment environmental insurance policies), an environmental site assessment meeting the requirements of the American Society for Testing and Materials and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the Mortgaged Property, or an update of such an assessment, and/or a Phase II or other environmental report supplemental to such assessment and/or update, was performed with respect to each Mortgaged Property in connection with the origination of the related Mortgage Loan, a report of each such assessment, together with each related update or supplemental report, if any (collectively, an "Environmental Report"), has been delivered to the Depositor or its designee, and either (x) no such Environmental Report reveals any known circumstances or conditions with respect to the related Mortgaged Property that rendered such Mortgaged Property, at the date of such Environmental Report, in material violation of any applicable environmental laws or (y) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then either (i) the expenditure of funds necessary to effect such remediation is not material in relation to the outstanding principal balance of the related Mortgage Loan, or (ii) an escrow of funds reasonably estimated to be sufficient to cover the cost of effecting such remediation exists, is held by the Seller and is being transferred to the Depositor, or (iii) a party not related to the related Borrower with financial resources reasonably estimated to be adequate to cure the subject violation in all material respects was identified as the primary responsible party for such condition or circumstance (and is identified on Schedule V hereto) and such condition or circumstance does not materially impair the value of the Mortgaged Property, or (iv) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions, or (v) if the Environmental Report recommended an operations and maintenance plan, but not any material expenditure of funds, an operations and maintenance plan has been required to be obtained by the Borrower, or (vi) a no further action or closure letter was obtained from the applicable governmental regulatory authority, or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as "closed," or (vii) such conditions or circumstances identified in the Environmental Report were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation. To the Seller's knowledge, there are no circumstances or conditions with respect to any Mortgaged Property not revealed in the related Environmental Report, if any, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage encumbering each Mortgaged Property requires the related Borrower to comply with all applicable federal, state and local environmental laws and regulations. The Seller has not taken any affirmative action which would cause the Mortgaged Property not to be in compliance with all federal, state and local laws pertaining to environmental hazards. Each Borrower represents and warrants in the related Mortgage Loan documents generally to the effect that except as set forth in certain specified environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Borrower (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against, or otherwise be liable for, any and all losses resulting from a breach of environmental representations, warranties or covenants given by the Borrower in connection with such Mortgage Loan, generally including any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind or nature whatsoever (including without limitation, attorneys fees and expenses) paid, incurred or suffered by or asserted against, any such party resulting from such breach.

         13. Loan Document Status. Each Note, Mortgage, and other agreement executed by or on behalf of the related Borrower or any guarantor with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and there is no valid defense, counterclaim or right of offset or rescission available to the related Borrower with respect to such Note, Mortgage or other agreements, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting the enforcement of creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         14. Insurance. Each related Mortgaged Property is insured by a fire and extended perils insurance policy, issued by an insurer meeting the requirements of the Pooling and Servicing Agreement, in an amount not less than the lesser of the principal amount of the related Mortgage Loan and the replacement cost (with no deduction for physical depreciation) and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the related Mortgaged Property; each related Mortgaged Property is also covered by business interruption insurance which covers a period of not less than 12 months and comprehensive general liability insurance in amounts generally required by reasonably prudent commercial mortgage lenders for similar properties; all premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies require prior notice to the insured of termination or cancellation, and no such notice has been received; such insurance names the lender under the Mortgage Loan and its successors and assigns as a named or additional insured; each related Mortgage Loan obligates the related Borrower to maintain all such insurance and, at such Borrower's failure to do so, authorizes the lender to maintain such insurance at the Borrower's cost and expense and to seek reimbursement therefor from such Borrower. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area") and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis,
(2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured and, to the Seller's actual knowledge, all such insurance is in full force and effect. Each Mortgaged Property and all improvements thereon are also covered by comprehensive general liability insurance in such amounts as are generally required by reasonably prudent commercial mortgage lenders for similar properties and seismic insurance to the extent any Mortgaged Property has a probable maximum loss in the event of an earthquake of greater than twenty percent (20%) calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in same area or earthquake zone. Based on due diligence customarily undertaken by prudent commercial mortgage lenders, any Mortgaged Property constituting a materially non-conforming use under applicable zoning laws and ordinances constitutes a legal non-conforming use which, in the event of casualty or destruction, may be restored or repaired to materially the same extent of the use or structure at the time of such casualty or such Mortgaged Property is covered by law and ordinance insurance in an amount customarily required by reasonably prudent commercial mortgage lenders. With the exception of the Mortgage Loans identified on Schedule V hereto, each related Mortgaged Property had, as of the date of the origination of such Mortgage Loan, an insurance policy in place (which may be a blanket policy) covering acts of terrorism or damage related thereto (excluding acts involving nuclear, biological or chemical terrorism). Additionally, for any Mortgage Loan having a Cut-off Date Principal Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability rating from S&P, Fitch or A.M. Best of not less than "A-" (or the equivalent). With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the mortgagee to require insurance as described above, except that with respect to terrorism coverage described above, the Mortgage may contain conditions with respect to requiring such coverage. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property with the lender or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). To Seller's actual knowledge, all insurance policies described above are with an insurance carrier qualified to write insurance in the relevant jurisdiction.

         15. Taxes and Assessments. As of the date of origination and to the Seller's knowledge, as of the date hereof, there are no delinquent taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan which are a lien of priority equal to or higher than the lien of the related Mortgage that are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes, assessments and other outstanding charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

         16. Borrower Bankruptcy. No Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy or insolvency proceeding; to the Seller's knowledge, at the time of origination of a Mortgage Loan, no guarantor under such Mortgage Loan was a debtor in any state or federal bankruptcy or insolvency proceeding; and to the Seller's actual knowledge, no guarantor under a Mortgage Loan is a debtor in any state or federal bankruptcy or insolvency proceeding.

         17. Local Law Compliance. To the Seller's knowledge, based on due diligence customarily undertaken by prudent commercial mortgage lenders, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply or does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property.

         18. Leasehold Estate Only. If a Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or any portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such portion thereof (the "Fee Interest"), then:

         (a) Such Ground Lease or a memorandum thereof has been duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not prohibit the current use of the related Mortgaged Property by such lessee; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File and no change in the terms of such Ground Lease has occurred since the date due diligence materials with respect to such Mortage Loan were shipped by the Seller for delivery to GMACCM as indicated on Schedule VI hereto;

         (b) Such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances and such Ground Lease provides that it shall remain superior to any mortgage or other lien upon the related Fee Interest;

         (c) The Borrower's interest in such Ground Lease is assignable to the Depositor and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained) and, in the event that it is so assigned, is further assignable to the Trustee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

         (d) Such Ground Lease is in full force and effect, and the Seller has not received as of the date hereof actual notice that any material default has occurred under such Ground Lease and the lessor under such Ground Lease has been sent notice of the lien evidenced by the Mortgage in accordance with the terms of the Ground Lease;

         (e) Such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan (provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease);

         (f) Either (i) the related ground lessor has subordinated its interest in the related Mortgaged Property to the mortgagee under such Mortgage Loan or (ii) such mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

         (g) Such Ground Lease either has an original term (or an original term plus options exercisable by the holder of the related Mortgage) which extends not less than twenty years beyond the amortization term of such Mortgage Loan, or if such Mortgage Loan provides for payments of interest only, extends not less than twenty years beyond the maturity date of such Mortgage Loan;

         (h) Such Ground Lease requires the lessor to enter into a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

         (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds (other than in respect of a total or substantially total loss or taking) will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

         (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default (after notice to lender and the expiration of the applicable grace period), to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

         (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns;

         (l) Unless otherwise set forth in such Ground Lease, such Ground Lease does not permit any increase in the amount of rent payable by the ground lessee thereunder during the term of such Mortgage Loan; and

         (m) The terms of such Ground Lease have not been waived, modified, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by the related Mortgage.

         19. Leasehold Estate and Fee Interest. If any Mortgage Loan is secured in whole or in part by the interest of the related Borrower under a Ground Lease and by the related Fee Interest:

         (a) Such Fee Interest is subject to the related Mortgage; and the related Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or other lien upon such Fee Interest; and

         (b) Upon occurrence of a default under the terms of the related Mortgage by the Borrower, the mortgagee has the right to foreclose upon or otherwise exercise its rights and respect to such Fee Interest within a period of time that would not have been viewed, as of the date of origination, as commercially unreasonable by a prudent commercial mortgage lender.

         20. Borrower's Interest in Mortgaged Property. The interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple interest in real property, a leasehold interest under a Ground Lease or both.

         21. Escrow Deposits. With respect to escrow deposits and payments relating to any Mortgage Loan, all such deposits and payments have been delivered or will be delivered in accordance with the terms of the Pooling and Servicing Agreement to the Master Servicer on behalf of the Trustee.

         22. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation Section 1.860G-2 (f)(2) that treats a defective obligation as a qualified mortgage or any substantially similar successor provision), and the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

         23. Advancement of Funds. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under a related lease), directly or indirectly, for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Note.

         24. Equity Interest. No Mortgage Loan is automatically convertible into an equity ownership interest in the related Mortgaged Property or the related Borrower.

         25. Legal Proceedings. To the Seller's knowledge, at the time of origination of a Mortgage Loan, there were, and to the Seller's actual knowledge, as of the date hereof, there are, no pending or threatened actions, suits or proceedings by or before any court or governmental authority against or affecting the Borrower under such Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property or the ability of the Borrower to pay principal, interest or any other amounts due under such Mortgage Loan.

         26. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof. Except as set forth in Schedule V hereto, as of the date of origination, the related Mortgaged Property was not encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage. As of the date hereof, the related Mortgaged Property is not encumbered by any mortgage liens of equal priority with the lien of the related Mortgage, and to Seller's actual knowledge, except as set forth in Schedule V hereto, the related Mortgaged Property is not encumbered by any mortgage liens junior to the lien of the related Mortgage.

         27. No Mechanics' Liens. To the Seller's knowledge, based on due diligence customarily performed by commercially reasonable lenders in the origination of comparable mortgage loans, as of the origination date, and otherwise to Seller's actual knowledge as of the date hereof, (a) each Mortgaged Property securing a Mortgage Loan is free and clear of any and all mechanics' and materialmen's liens that are not bonded or escrowed for or affirmatively covered by title insurance, and (b) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage unless insured against under the related Title Policy. The Seller has not received notice with respect to any Mortgage Loan that any mechanics' and materialmen's liens have encumbered the related Mortgaged Property since origination that have not been released, bonded or escrowed for or affirmatively covered by title insurance.

         28. Compliance with Usury Laws. Each Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

         29. Licenses and Permits. To the Seller's knowledge, based on due diligence customarily performed by commercially reasonable lenders in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan, (i) the related Borrower was in possession of all material licenses, permits and authorizations required by applicable law for the ownership of the related Mortgaged Property and (ii) all such licenses, permits and authorizations were valid and in full force and effect.

         30. Servicing Practices. The servicing and collection practices used with respect to the Mortgage Loans have in all material respects been legal and met customary standards utilized by prudent institutional commercial and multifamily mortgage loan servicers with respect to "whole loans".

         31. Cross-collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Loan Pool.

         32. Releases of Mortgaged Property. No Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan, (ii) delivery of non-callable "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) in connection with a defeasance of the related Mortgage Loan, or (iii) releases of portions of the Mortgaged Property (a) which will not have a material adverse effect on the value of the collateral for the related Mortgage Loan or (b) which were given no value in the appraisal of the Mortgaged Property or of that portion of the Mortgaged Property used to calculate the loan-to-value ratio of the Mortgaged Property for underwriting purposes; provided that the Mortgage Loans that are Crossed Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or, in the case of a group of Crossed Mortgage Loans, the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements and (ii) the payment of a release price of at least 125% of the allocated loan amount of such property and prepayment consideration in connection therewith; and provided, further, that certain groups of Crossed Mortgage Loans may permit the related Borrower to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date, (ii) only with substitute collateral constituting non-callable "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) and (iii) to the Seller's actual knowledge, only for the purpose of facilitating the disposition of mortgaged real property and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages. No release or partial release of any Mortgaged Property, or any portion thereof, expressly permitted or required pursuant to the terms of any Mortgage Loan would constitute a significant modification of the related Mortgage Loan under Treas. Reg. Section 1.860G-2(b)(2).

         33. No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provide for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that during the period commencing on or about the Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (i) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (ii) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment.

         34. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

         35. Inspection. In connection with the origination of each Mortgage Loan, the Seller inspected, or caused the inspection of, the related Mortgaged Property.

         36. No Material Default. To the Seller's knowledge, there exists no monetary default and no other default, breach, violation or event of acceleration (and no event, other than payments due but not yet delinquent, which, with the passage of time or the giving of notice and the expiration of any grace or cure period, or both, would constitute any of the foregoing) under the Note or Mortgage for any Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Exhibit A.

         37. Due-on-Sale. Each Mortgage contains a "due-on-sale" clause that provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder, the Mortgaged Property subject to such Mortgage, is directly or indirectly transferred or sold. Except with respect to transfers of certain limited partnership interests which do not result in a change of control, and certain interests in the related Borrower to persons already holding interests in the Borrower, their family members, affiliated companies and other estate planning related transfers that satisfy certain criteria specified in the related Mortgage (which criteria is consistent with the practices of prudent commercial mortgage lenders) and except as set forth in Schedule V hereto, each Mortgage Loan also contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage, a majority interest in the related Borrower is directly or indirectly transferred or sold.

         38. Single Purpose Entity. The Borrower on each Mortgage Loan that, individually or together with the Mortgage Loans of affiliated Borrowers, represented 5% or more of the aggregate Cut-off Date Principal Balances of the Mortgage Loan Pool, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other Person, and that it holds itself out as a legal entity, separate and apart from any other Person.

         39. [Reserved]

         40. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

         41. No Waivers. The Seller has not waived any material default, breach, violation or event of acceleration existing under the Mortgage or Note for any Mortgage Loan, except by a written instrument contained in the related Mortgage File, which instrument has been taken into account by the Seller when giving the representations and warranties set forth herein.

         42. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is the subject of an endorsement under the related Title Policy or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots and such application has been approved and such separate tax lots shall be effective for the next tax year.

         43. ARD Loans. Each ARD Loan requires scheduled monthly payments of principal. If any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming it is not otherwise in default, the rate at which such ARD Loan accrues interest will increase to the sum of the original Mortgage Rate and a specified margin.

         44. Security Interests. Subject to the exceptions set forth in Paragraph 13 above, the security agreements and other similar instruments, if any, related to the Mortgage Loan establish and create, and a UCC financing statement has been filed and/or recorded in all places required by applicable law for the perfection of (to the extent that the filing of such a UCC financing statement can perfect such a security interest), a valid security interest in the personal property granted under such Mortgage (and any related security agreement or instrument), which in all cases includes furniture, fixtures and equipment important to the operation of the Mortgaged Property, and if such Mortgaged Property is a restaurant, hotel, golf course, mobile home park, assisted living facility, healthcare facility, fitness center, self-storage facility or theatre operated by the related Borrower, to the Seller's knowledge, such personal property constitutes all the personal property required to operate the Borrower's business; any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan (together with the UCC financing statements described above) establishes and creates a valid and enforceable lien and first priority security interest on the collateral described therein (subject to the exceptions set forth in Paragraph 13 above), except for certain property subject to purchase money security interests, personal property leases and other security interests which would be approved by commercially prudent lenders in the origination of comparable mortgage loans. In the case of each Mortgage Loan secured by a restaurant, hotel, healthcare facility, fitness center, self-storage facility or theatre, the related loan documents contain such provisions as are necessary and UCC Financing Statements have been filed as necessary, in each case, to perfect a valid first priority security interest in the related revenues with respect to such Mortgaged Property (to the extent that such security interest can be perfected by the filing of such UCC Financing Statements). The Depositor or Trustee or a designee thereof is authorized to file an assignment of each UCC financing statement relating to the Mortgage Loan in the filing office in which such financing statement was filed. Each Mortgage Loan and the related Mortgage (along with any security agreement and UCC financing statement), together with applicable state law, contain customary and enforceable provisions (subject to the exceptions set forth in Paragraph 13 above) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the personal property collateral described above of the principal benefits of the security intended to be provided thereby.

         45. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impairment environmental insurance policy or in lieu thereof, an insurance policy insuring against certain losses arising from environmental circumstances and conditions, then the Seller:

         (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

         (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Trustee's ability to recover under such policy. The entire premium for any such policy has been paid in full, and the policy is in full force and effect. The Trustee is a named insured of such policy, and such policy permits coverage to be extended to successor trustees and servicers upon appropriate notice being given to the insurer thereof.

         46. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to such Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulation Section 1.860G-1(b)(2).

         47. Delivery of Financial Information. The related Borrower covenanted under the related Mortgage Loan documents to deliver at least annually to the mortgagee under such Mortgage Loan an operating statement of the related Mortgaged Property.

         48. Servicing Rights. Except as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

         49. Recourse. Each Mortgage Loan is non-recourse, except that the Borrower and either: a principal of the Borrower; an entity controlled by a principal of the Borrower; or other guarantor, with significant assets other than any interest in the Borrower is liable in the event of: (i) fraud, (ii) misapplication or misappropriation of rents, insurance payments, condemnation awards or tenant security deposits, (iii) intentional acts of waste, or (iv) violation of applicable environmental laws or breaches of environmental covenants. No waiver of liability for such non-recourse exceptions has been granted to the Borrower or any such guarantor or principal by the Seller or anyone acting on behalf of the Seller.

         50. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Depositor.

         51. Originator's Authorization To Do Business. To the extent required under applicable law to assure the enforceability of a Mortgage Loan, as of the Mortgage Loan's funding date and at all times when it held such Mortgage Loan, the originator of each Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located.

         52. No Fraud In Origination. In the origination of the Mortgage Loan, none of the Seller, any originator affiliated with the Seller or any employee or agent of Seller or such originator participated in any fraud or material misrepresentation with respect to the Borrower, the Mortgaged Property or any guarantor. To Seller's actual knowledge, no Borrower is guilty of defrauding or making a material misrepresentation to the Seller or originator with respect to the origination of the Mortgage Loan, the Borrower or the Mortgaged Property.

         53. Appraisal. The Seller will deliver to the Servicer with respect to each Mortgage Loan an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to Seller's actual knowledge, had no interest, direct or indirect, in the Borrower, the Mortgaged Property or in any loan made on the security of the Mortgaged Property, and whose compensation was not affected by the approval or disapproval of the Mortgage Loan; to the Seller's actual knowledge, the appraisal and appraiser both satisfied the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

         54. Defeasance. With respect to any Mortgage Loan that contains a provision for any defeasance of mortgage collateral (a "Defeasance Loan"), the related Note or Mortgage provides that the defeasance option is not exercisable prior to a date that is at least two (2) years following the Closing Date and is otherwise in compliance with applicable statutes, rules and regulations governing REMICs; requires prior written notice to the holder of the Mortgage Loan of the exercise of the defeasance option and payment by Borrower of all related reasonable fees, costs and expenses as set forth below; requires the Mortgage Loan (or the portion thereof being defeased) to be assumed by a Single-Purpose Entity; and requires counsel to provide a legal opinion that the Trustee has a perfected security interest in substitute collateral described below prior to any other claim or interest. In addition, each Mortgage Loan that is a Defeasance Loan permits defeasance only with substitute collateral constituting non-callable "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Note (or the portion thereof being defeased, or, if such partial release involves the release of one or more Mortgaged Properties from a multi-property Mortgage Loan, 125% of the allocated loan amount for such released Mortgaged Properties) when due, and in the case of ARD Loans, assuming the Anticipated Repayment Date is the Maturity Date; and such Borrower is required to deliver from an independent accountant a letter certifying that such substitute collateral is sufficient to make all scheduled payments under the Note. To Seller's actual knowledge, defeasance under the Mortgage Loan is only for the purpose of facilitating the disposition of a Mortgaged Property and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages. With respect to each Defeasance Loan, the related Note or Mortgage or other related loan document provides that the related Borrower shall (a) pay all Rating Agency fees associated with defeasance (if Rating Agency approval is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, or (b) provide all opinions required under the related loan documents, including, if applicable, a REMIC opinion and an opinion that the related security agreement is fully enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, receivership, moratorium, and other laws affecting the enforcement of creditors' rights generally, and by general principles of equity) and any applicable rating agency letters confirming no downgrade or qualification of ratings on any classes in the transaction. Additionally, for any Mortgage Loan having a Cut-off Date Principal Balance equal to or greater than $20,000,000, the Mortgage Loan or the related documents require confirmation from the Rating Agency that exercise of the defeasance option will not cause a downgrade or withdrawal of the rating assigned to any securities backed by the Mortgage Loan and require the Borrower to pay any Rating Agency fees and expenses in connection with defeasance.

         55. Rating Agency Fees. With respect to each Mortgage Loan, the Mortgage Loan documents require the Borrower to pay all fees and expenses incurred by the Borrower or the mortgagee, including, to the extent Rating Agency approval is required pursuant to the Pooling and Servicing Agreement, any fees or expenses charged by such Rating Agency, in connection with any loan assumption, release or substitution of collateral or defeasance.

                                    EXHIBIT B

                             AFFIDAVIT OF LOST NOTE

STATE OF NEW YORK       )
                        )  ss.:
COUNTY OF NEW YORK      )

             _________________________________, _______________________, being duly sworn, deposes and says:

         1. that he is an authorized signatory of Column Financial, Inc. ("Column");

         2. that Column is the owner and holder of a mortgage loan in the original principal amount of $____________________ secured by a mortgage (the "Mortgage") on the premises known as ________________________________ located in ___________________________________________________;

         3. (a) that Column, after having conducted a diligent investigation of its records and files, has been unable to locate the following original note and believes that said original note has been lost, misfiled, misplaced or destroyed due to a clerical error:

                a note in the original sum of $___________ made by ____________, to Column Financial, Inc., under date of _______________________
               (the "Note");

         4. that the Note is now owned and held by Column;

         5. that the Note has not been paid off, satisfied, assigned, transferred, encumbered, endorsed, pledged, hypothecated, or otherwise disposed of and that the original Note has been either lost, misfiled, misplaced or destroyed;

         6. that no other person, firm, corporation or other entity has any right, title, interest or claim in the Note except Column; and

         7. upon assignment of the Note by Column to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") and subsequent assignment by the Depositor to the trustee for the benefit of the holders of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2002-CP5 (the "Trustee") (which assignment may, at the discretion of the Depositor, be made directly by Column to the Trustee) Column covenants and agrees (a) promptly to deliver to the Trustee the original Note if it is subsequently found, and (b) to indemnify and hold harmless the Trustee and its successors and assigns from and against any and all costs, expenses and monetary losses arising as a result of Column's failure to deliver said original Note to the Trustee.

                                            COLUMN FINANCIAL, INC.


                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------

Sworn to before me this ___ day of
December, 2002

                                    EXHIBIT C

                                     FORM OF

                          ASSIGNMENT OF MORTGAGE(S) AND

                 ASSIGNMENT OF ASSIGNMENT OF LESSOR'S INTERESTS

                          IN LEASES, RENTS AND PROFITS


         KNOW ALL MEN BY THESE PRESENTS:

         THAT, as of ___________________________, 2002, Column Financial, Inc.,
a Delaware corporation, whose address is 3414 Peachtree Avenue, N.E., Suite 1140, Atlanta, Georgia 30326 ("ASSIGNOR") in consideration of ten and 00/100 ($10.00) dollars and other good and valuable consideration, paid by Wells Fargo Bank Minnesota, N.A., as trustee for Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2002-CP5, whose address is 45 Broadway, New York, New York 10001 ("ASSIGNEE"), receipt of which is acknowledged by ASSIGNOR, hereby sells, assigns, transfers, sets over and conveys unto the ASSIGNEE certain mortgage(s) and assignments of leases, rents and profits and other collateral documents as follows:

         See Schedule "A" attached hereto and incorporated herein by this reference.

         TOGETHER with the note(s), debt(s) and claim(s) secured by said mortgage(s) and the covenants contained in said mortgage(s), together with all amendments, supplements and modifications thereto and all liens, financing statements, guaranties and security interests securing the payment of such notes, including, without limitation, any other documents recorded in the real property records of the jurisdiction in which the real property covered by the mortgage(s) is located with respect to such notes, and any other documents, agreements, instruments or property relating to such loan(s) and all right, title, interest, claims, demands, causes of action and judgments securing or relating to such loan(s); TO HAVE AND TO HOLD the same unto the ASSIGNEE and to the successors, legal representatives and assigns of the ASSIGNEE forever.

         THIS ASSIGNMENT is made without recourse or representation or warranty of any kind or nature, express or implied except as expressly set forth in that certain Mortgage Loan Purchase Agreement, dated as of December 1, 2002 between ASSIGNOR and Credit Suisse First Boston Mortgage Securities Corp.

      [NOTE: AS IN PRIOR TRANSACTIONS, PNC BANK WILL USE ITS CUSTOMARY FORM
       OF ASSIGNMENT AND ATTACH SUCH FORM AS EXHIBIT C TO ITS AGREEMENT.]

         IN WITNESS WHEREOF, the ASSIGNOR has duly executed this Assignment the __ day of ________ 2002.

IN PRESENCE OF:

                                          By:
                                               ---------------------------------
                                          Name:
                                                 -------------------------------
                                          Title:
                                                  ------------------------------

STATE OF______________ )
                       )  ss.:
COUNTY OF_____________ )

         On this _______________ day of __________________, 2002, before me the undersigned, a NOTARY PUBLIC OF __________________________, personally appeared _____________________, as __________________________ of Column Financial, Inc.,
a Delaware corporation, who, I am satisfied, was the maker of the foregoing instrument and who then stated and acknowledged to me that, as such officer and maker (1) he was authorized to execute the foregoing instrument on behalf of said limited liability company and (2) he executed said instrument as the act and deed of said limited liability company.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in __________________________ the day and year last above written.


                                          Signature
                                                     ---------------------------
                                          Print Name
                                                     ---------------------------
                                          Residing at
                                                     ---------------------------

                                                     ---------------------------

                                                     ---------------------------
                                                     A NOTARY PUBLIC OF
                                                                        --------

                                                     ---------------------------




[AFFIX SEAL]                              My Commission expires on
                                                                  --------------

                             ASSIGNMENT OF MORTGAGE
                                       AND
                 ASSIGNMENT OF ASSIGNMENT OF LESSOR'S INTERESTS
                          IN LEASES, RENTS AND PROFITS



                             COLUMN FINANCIAL, INC.
                                       TO
                  WELLS FARGO BANK MINNESOTA, N.A.., AS TRUSTEE



                              RECORD AND RETURN TO: